                                                                    Exhibit 10.1



                             CONTRIBUTION AGREEMENT

      This Contribution Agreement (this "AGREEMENT") is entered into as of January 1, 2000 by and between Intelligroup, Inc., a New Jersey corporation ("INTELLIGROUP"), and SeraNova, Inc., a New Jersey corporation ("SERANOVA").

                                   BACKGROUND

      WHEREAS, on September 9, 1999, Intelligroup formed SeraNova (formerly known as Infinient, Inc.), for the purpose of operating independently a business which provides strategic Internet consulting services, interactive Internet solutions, application management services and management consulting services then conducted by Intelligroup, Azimuth, NetPub and Intelligroup India Private Limited as part of their respective business operations (the "SERANOVA BUSINESS");

      WHEREAS, the Board of Directors of Intelligroup has determined that it is in the best interests of Intelligroup and its shareholders to separate the SeraNova Business from the Intelligroup Group;

      WHEREAS, to implement such separation, Intelligroup desires to contribute and transfer, and SeraNova desires to accept and assume, certain of the assets and certain of the liabilities of Intelligroup that are necessary to enable SeraNova to conduct the SeraNova Business (the "CONTRIBUTION"), as more fully described in this Agreement and the Ancillary Agreements;

      WHEREAS in consideration for the Contribution, Intelligroup shall receive an aggregate of nine hundred (900) shares of the common stock, $.01 par value per share, of SeraNova.

      WHEREAS the parties desire to set forth the principal transactions required to effect the separation of SeraNova from Intelligroup and to govern the relationship of SeraNova and Intelligroup following the Contribution.

      NOW, THEREFORE, the parties hereby agree as follows:

      1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

            1.1 "ACTION" means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

            1.2 "AFFILIATE" of any Person means any Person that controls, is controlled by, or is under common control with such Person, where control means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of such entity whether through ownership of voting securities or other interests, by contract or otherwise.

            1.3 "ANCILLARY AGREEMENTS" means the agreements set forth on EXHIBIT A hereto.

            1.4 "ASSETS" means assets, property and rights (including goodwill), wherever located (including in the possession of vendors or other third parties), whether real, personal or fixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

            1.5 "AZIMUTH" means Azimuth Consulting Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Azimuth Corporation Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Azimuth Holdings Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, Braithwaite Richmond Limited, a corporation formed pursuant to the laws of New Zealand and a wholly-owned subsidiary of Intelligroup, and each Subsidiary of Azimuth.

            1.6 "CLOSING DATE" means the date of the Contribution.

            1.7 "CONTRACT" means any written or oral contract, agreement, commitment, lease, license, consulting agreement, supply contract, repair contract, distribution agreement, purchase order, technology and know-how agreement, instrument, or any other contractual commitment that is binding on any Person or its property.

            1.8 "DELAYED TRANSFER ASSETS" means any SeraNova Assets that are expressly enumerated in this Agreement or any Ancillary Agreement to be transferred after the Closing Date.

            1.9 "ENVIRONMENTAL LAW" means any federal, state, local, foreign or international law (including tort and environmental nuisance law), regulation, license, permit, order, judgment or agreement with any Governmental Authority relating to health, safety, pollution or the environment or to emissions, discharges or releases of any substance currently or hereafter designated as hazardous, toxic, waste, radioactive or dangerous.

            1.10 "ENVIRONMENTAL LIABILITIES" means all Liabilities relating to, arising out of or resulting from any Environmental Law or contract or agreement relating to environmental, health or safety matters.

            1.11 "GAAP" means generally accepted accounting principles in effect in the United States consistently applied throughout the periods involved.

            1.12 "GOVERNMENTAL AUTHORITY" means any federal, state, local, foreign or international court, government, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

            1.13 "GROUP" means either the SeraNova Group or the Intelligroup Group, as applicable.

            1.14 "INFORMATION" means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs, software, marketing plans, customer names, communication by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product) and other technical, financial, employee or business information or data.

            1.15 "INTELLIGROUP GROUP" means, collectively, Intelligroup, and each Subsidiary of Intelligroup and each other Person that is controlled directly or indirectly by Intelligroup immediately after the Closing Date; provided, however, that the Intelligroup Group shall not include SeraNova, Azimuth, NetPub, Intelligroup India Private Limited or any other Subsidiary of SeraNova.

            1.16 "INTELLIGROUP INDIA PRIVATE LIMITED" means Intelligroup India Private Limited, a corporation formed pursuant to the laws of India and a wholly-owned subsidiary of Intelligroup, and each subsidiary of Intelligroup India Private Limited.

            1.17 "JOINT BANK FACILITY" means any loan, credit, financing or other similar agreement among a bank or other financial institution, any member of the SeraNova Group and any member of the Intelligroup Group, with the members of the SeraNova Group and the Intelligroup Group being co-borrowers, co-obligors or guarantors, whether entered into prior to or after the Closing Date.

            1.18 "LIABILITIES" means any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, bonds, indemnities and similar obligations, covenants, contracts, agreements, promises, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses, whatsoever reasonably incurred in investigating, preparing or defending against any such Action or threatened or contemplated Action), order or consent decree of any

Governmental Authority or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement or any Ancillary Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

            1.19 "LIEN" means any mortgage, pledge, hypothecation, right of others, claim, security interest, encumbrance, lease, sublicense, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect right or title retention, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever (whether consensual, statutory or otherwise).

            1.20 "NETPUB" means Network Publishing, Inc., a Utah corporation and wholly-owned subsidiary of Intelligroup.

            1.21 "PERMITTED LIENS" includes liens for taxes, assessments or other governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves shall have been set aside in conformity with GAAP; liens of mechanics, materialmen, landlords, warehousemen, carriers and similar liens arising in the future in the ordinary course of business for sums not yet delinquent, or being contested in good faith if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor; statutory liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and similar items for sums not yet delinquent or being contested in good faith, if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor; lessor's liens arising from operating leases entered into in the ordinary course of business; and consensual liens granted on Assets contributed to SeraNova with respect to financing obligations assumed by SeraNova.

            1.22 "PERSON" means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability corporation or entity, any other entity and any Governmental Authority.

            1.23 "PROMISSORY NOTE" shall mean Promissory Note dated the date hereof issued by SeraNova to Intelligroup, in an aggregate principal amount equal to the intercompany debt set forth on EXHIBIT H hereto.

            1.24 "SECURITY INTEREST" means any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer or other encumbrance of any nature whatsoever.

            1.25 "SERANOVA ASSETS" means the items listed in EXHIBIT B hereto.

            1.26 "SERANOVA BALANCE SHEET" means the consolidated balance sheet of the SeraNova Group as of September 30, 1999, a copy which is attached hereto as EXHIBIT C.

            1.27 "SERANOVA BANK FACILITY" means any loan, credit, financing or other similar agreement between a bank or other financial institution and any member of the SeraNova Group, as the borrower or obligor, which any member of the Intelligroup Group has guaranteed, whether prior to or after the Closing Date.

            1.28 "SERANOVA CONTRACTS" means the contracts and agreements assigned, transferred and delivered from Intelligroup to the SeraNova Group to which SeraNova or any of its Subsidiaries is or shall be a party following the Contribution, which are listed or described in EXHIBIT D hereto.

            1.29 "SERANOVA GROUP" means SeraNova, each Subsidiary of SeraNova and each other Person that is controlled directly or indirectly by SeraNova immediately after the Closing Date.

            1.30 "SERANOVA LIABILITIES" includes the Liabilities listed on EXHIBIT E hereto.

            1.31 "SUBSIDIARY" of any Person means any corporation or other organization whether incorporated or unincorporated of which at least a majority of securities or interest having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no person that is not directly or indirectly wholly owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power and ability to control, that Person.

            1.32 "TAX SHARING AGREEMENT" means the Tax Sharing Agreement dated as of the date hereof between Intelligroup and SeraNova.

            1.33 "TAXES" has the meaning set forth in the Tax Sharing Agreement.

      2.    CONTRIBUTION.

            2.1 TRANSFER OF ASSETS AND CONTRACTS; ASSUMPTION OF LIABILITIES RELATED TO CONDUCT OF SERANOVA BUSINESS.

                  (a) Subject to the conditions contained herein, as of the Closing Date, Intelligroup shall have contributed, transferred, conveyed and delivered to the SeraNova Group, and the SeraNova Group shall have accepted from Intelligroup, all of Intelligroup's right, title and interest in the SeraNova Assets, including the intellectual property set forth on EXHIBIT B attached hereto, free and clear of all Liens (other than

Permitted Liens listed on EXHIBIT F attached hereto) related to the conduct of the SeraNova Business, other than any Delayed Transfer Assets.

                  (b) As of the Closing Date, subject to Section 3.1 Intelligroup shall have assigned, transferred and delivered to the SeraNova Group, and the SeraNova Group shall have accepted from Intelligroup, all of Intelligroup's right, title and interest in and to all SeraNova Contracts pertaining to the SeraNova Business as identified on EXHIBIT D hereto and the SeraNova Group hereby accepts and agrees to perform and comply with the SeraNova Contracts as if an original signatory thereunder.

                  (c) The SeraNova Group hereby assumes only those SeraNova Liabilities listed on EXHIBIT E attached hereto related to the conduct of the SeraNova Business, in accordance with their respective terms. Except as set forth on EXHIBIT E, the SeraNova Group shall not otherwise acquire, discharge, assume or become responsible for any Liabilities of Intelligroup. Intelligroup agrees to pay and satisfy when due the Liabilities not expressly assumed hereunder by the SeraNova Group.

                  (d) Upon the execution hereof, Intelligroup hereby grants to SeraNova a non-exclusive, royalty free, fully paid, irrevocable right and license to sell, assign, copy, distribute, sub-license, use and otherwise commercially exploit the intellectual property rights set forth on EXHIBIT G hereto (the "Licensed Intellectual Property"). Such license includes the right to modify and enhance the Licensed Intellectual Property and to own such modifications and enhancements, including all intellectual property related thereto.


            2.2 TRANSFER OF SERANOVA ASSETS CONSISTING OF STOCK OR OTHER EQUITY INTERESTS.

                  (a) To the extent that any of the SeraNova Assets consists of shares of stock of any corporate entity (collectively, the "Stock"), upon the execution hereof, the certificates representing the Stock, if any, shall be delivered to SeraNova, duly endorsed in blank, or accompanied by stock powers duly executed in blank, with all necessary transfer tax and other revenue stamps, acquired at the expense of Intelligroup, affixed and canceled. Intelligroup agrees to cure any deficiencies with respect to the endorsement of the certificates representing the Stock owned by Intelligroup or with respect to the stock power accompanying any such certificates.

                  (b) To the extent that any of SeraNova Assets consists of uncertificated securities, Intelligroup agrees to make such ledger entries, or instruct appropriate agents or government agencies to make such entries, and to otherwise take such steps as reasonably necessary to transfer such uncertificated securities to SeraNova, including without limitation the payment of any transfer fees or taxes.


            2.3 ADJUSTMENT OF ASSETS AND LIABILITIES. The parties acknowledge and agree that the information set forth in the Exhibits and Schedules hereto, including the SeraNova Balance Sheet, is as of September 30, 1999. No later than March 31, 2000, the parties shall appropriately adjust and amend the information set forth on the Exhibits and Schedules hereto as of December 31, 1999. Such adjustments and amendments shall be made to reflect the closing of the respective books of the parties (and their respective Subsidiaries) and the preparation of audited financial statements for each of parties for the year ended December 31, 1999.

            2.4 DELAYED TRANSFER ASSETS. Each of the parties hereto agrees that the Delayed Transfer Assets will be contributed, transferred, conveyed and delivered in accordance with the terms of any and all agreements that provide for such contribution, transfer, conveyance and delivery after the date of this Agreement or as otherwise set forth on SCHEDULE 2.4. Following such contribution, transfer, conveyance and delivery of any Delayed Transfer Asset the applicable Delayed Transfer Asset shall be treated for all purposes of this Agreement and the Ancillary Agreements as a SeraNova Asset. Each applicable member of the Intelligroup Group shall use commercially reasonable efforts to safeguard and preserve the Delayed Transfer Assets until the applicable date of transfer to SeraNova, normal wear and tear excepted.

            2.5 HOLDING ASSETS IN TRUST. In the event that at any time or from time to time (whether prior to or after the Closing Date), any party hereto (or any member of such party's respective Group), shall receive or otherwise possess any Asset that is allocated to any other Person pursuant to this Agreement or any Ancillary Agreement, including, but not limited to, accounts receivable and other cash payments, such party shall promptly transfer, or cause to be transferred, such Asset to the Person so entitled thereto. Prior to any such transfer, the Person receiving or possessing such Asset shall hold such Asset in trust for such other Person.

            2.6   TERMINATION OF AGREEMENTS.

                  (a) Except for the Ancillary Agreements, SeraNova, on behalf of itself and each member of the SeraNova Group, on the one hand, and Intelligroup, on behalf of itself and each member of the Intelligroup Group, on the other hand, hereby terminates effective as of the Closing Date, any and all agreements, arrangements, commitments or understandings, whether or not in writing, between or among any member of the SeraNova Group, on the one hand, and any member of the Intelligroup Group, on the other hand; provided, however, to the extent any such agreement, arrangement, commitment or understanding is inconsistent with any Ancillary Agreement, such termination shall be effective as of the date of effectiveness of the applicable Ancillary Agreement. No such terminated agreement, arrangement, commitment or understanding (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Closing Date (or, to the extent contemplated by the proviso to the immediately preceding sentence, after the effective date of the applicable Ancillary Agreement). Each party shall, at the reasonable request of any other party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

                  (b) The provisions of Section 2.6(a) shall not apply to any of the following agreements, arrangements, commitments or understandings (or to any of the provisions thereof): (i) this Agreement and the Ancillary Agreements (and each other agreement or instrument expressly contemplated by this Agreement or any Ancillary Agreement to be entered into by any member of the SeraNova Group or the Intelligroup Group); (ii) any agreements, arrangements, commitments or understandings to which any Person other than the parties hereto and their respective Affiliates is a party (it being understood that to the extent that the rights and obligations of the members of the SeraNova Group or the Intelligroup Group under any such agreements, arrangements, commitments or understandings constitute SeraNova Assets or SeraNova Liabilities, they shall be assigned pursuant to the other provisions of this Section 2); (iii) any intercompany accounts payable or accounts receivable accrued as of the Closing Date that are reflected in the books and records of the parties or otherwise documented in writing in accordance with past practices; (iv) any written Tax sharing or Tax allocation agreements to which any member of any Group is a party; and (v) any other agreements, arrangements, commitments or understandings that this Agreement or any Ancillary Agreement expressly contemplates will survive the Closing Date.

            2.7 DOCUMENTS RELATING TO TRANSFER OF REAL PROPERTY INTERESTS AND TANGIBLE PROPERTY LOCATED THEREON. In furtherance of the contribution, transfer, conveyance and delivery of the SeraNova Assets and the assumption of SeraNova Liabilities set forth in Section 2.1, simultaneously with the execution and delivery of this Agreement or as promptly as practicable thereafter, each of Intelligroup and SeraNova or their applicable Subsidiaries, shall execute and deliver lease assignments and assumptions, leases, subleases and sub-subleases with respect to the properties set forth on SCHEDULE 2.7 with such changes as may be necessary to conform to any laws, regulations or usage applicable in the jurisdiction in which the relevant real property is located.

            2.8 DOCUMENTS RELATING TO OTHER TRANSFERS OF ASSETS AND ASSUMPTION OF LIABILITIES. In furtherance of the contribution, transfer, conveyance and delivery of the SeraNova Assets and the assumption of SeraNova Liabilities set forth in Section 2.1, as promptly as practicable after each such transfer: (i) Intelligroup shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such bills of sale, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of Intelligroup's and its Subsidiaries' right, title and interest in and to the SeraNova Assets to SeraNova and its Subsidiaries; and
(ii) SeraNova shall execute and deliver, and shall cause its Subsidiaries to execute and deliver to Intelligroup and its Subsidiaries such bills of sale, stock powers, certificates of title, assumptions of contracts and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the SeraNova Liabilities by SeraNova and its Subsidiaries.

            2.9 ANCILLARY AGREEMENTS. Prior to the Closing Date, Intelligroup and SeraNova will execute and deliver all Ancillary Agreements to which it is a party.

            2.10 FINANCING ARRANGEMENTS. On a case-by-case basis, Intelligroup and SeraNova may agree to enter into a Joint Bank Facility or a SeraNova Bank Facility with respect to operations of the SeraNova Business in specific jurisdictions. In such event, Intelligroup and SeraNova agree to take all such reasonable action as may be necessary to permit the applicable members of the Intelligroup Group or the SeraNova Group to borrow such amount as is mutually agreed. Intelligroup and SeraNova shall participate in the preparation of all materials and presentations as may be reasonably necessary to secure funding pursuant to a Joint Bank Facility or a SeraNova Bank Facility, including rating agency presentations necessary to obtain the requisite ratings needed to secure the financing. SeraNova shall pay (or reimburse Intelligroup for) all expenses associated with any SeraNova Bank Facility.

            2.11 OTHER GUARANTEES. On a case-by-case basis, Intelligroup shall consider in good faith any request by SeraNova to have Intelligroup or any other member of the Intelligroup Group provide a contractual guaranty of a lease or other contractual obligation of any member of the SeraNova Group. SeraNova shall use its best good faith efforts to arrange for the release and discharge of Intelligroup and any other member of the Intelligroup Group of all of its obligations under any such guaranty as soon as possible, consistent with the smooth transition of the SeraNova Business to SeraNova. SeraNova shall take all reasonable steps necessary to arrange for the complete release and discharge of Intelligroup and any other member of the Intelligroup Group of all of its obligations under any such guaranty, in no event later than the spin-off transaction contemplated by that certain Distribution Agreement by and between Intelligroup and SeraNova of even date herewith.

            2.12  GOVERNMENTAL APPROVALS AND CONSENTS.

                  (a) To the extent that the Contribution requires any Governmental Authority approvals or consents, the parties will use their commercially reasonable efforts to obtain any such approvals and consents.

                  (b) If and to the extent that the valid, complete and perfected transfer or conveyance to the SeraNova Group of any SeraNova Assets would be a violation of applicable laws or require any consent or approval of a Governmental Authority in connection with the Contribution, then, unless Intelligroup shall otherwise determine, the transfer or conveyance to the SeraNova Group of such SeraNova Assets shall be automatically deemed deferred and any such purported transfer or assignment shall be null and void until such time as all legal impediments are removed and/or such consents or approvals have been obtained.

                  (c) If the transfer or assignment of any Asset intended to be transferred or conveyed hereunder is not consummated prior to or at the Closing Date, then the Person retaining such Asset shall thereafter hold such Asset for its use and benefit, insofar as reasonably possible, at the expense of the Person entitled thereto. In addition, the Person retaining such Asset shall take such other actions as may be reasonably requested by the Person to whom such Asset is to be transferred in order to place such Person, insofar as reasonably possible, in the same position as if such Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such SeraNova Assets, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Assets, are to inure from and after the Closing Date to the SeraNova Group.

                  (d) If and when the consents or approvals of a Governmental Authority, the absence of which caused the deferral of transfer of any Asset, are obtained, the transfer of the applicable Asset shall be effected in accordance with the terms of this Agreement or the applicable Ancillary Agreement.

            2.13  NOVATION OF ASSUMED SERANOVA LIABILITIES.

                  (a) Each of Intelligroup and SeraNova, at the request of the other, shall use its commercially reasonable efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate (including with respect to any federal government contract) or assign all obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute SeraNova Liabilities, or to obtain in writing the unconditional release of all parties to such arrangements other than any member of the SeraNova Group, so that, in any such case, SeraNova and its Subsidiaries will be solely responsible for such Liabilities; provided, however, that no member of the Intelligroup Group or the SeraNova Group, as the case may be, shall be obligated to pay any consideration therefor to any third party from whom such consents, approvals, substitutions and amendments are requested. Without limiting the foregoing, Intelligroup and SeraNova shall use their commercially reasonable efforts to obtain, prior to the Closing Date, a release of any and all guarantees provided by any member of the Intelligroup Group in connection with the SeraNova Contracts, SeraNova Assets, SeraNova Liabilities and the SeraNova Business.

                  (b) If Intelligroup or SeraNova is unable to obtain, or to cause to be obtained, any such required consent, approval, release, substitution or amendment, the applicable member of the Intelligroup Group shall continue to be bound by such agreements, leases, licenses and other obligations and, unless not permitted by law or the terms thereof, SeraNova shall, as agent or subcontractor for Intelligroup or such other Person, as the case may be, pay, perform and discharge fully all the obligations or other Liabilities of Intelligroup or such other Person, as the case may be, thereunder from and after the date hereof. SeraNova shall indemnify each Intelligroup Indemnitee (as defined in Section 4.1), and hold each of them harmless against any Liabilities arising in connection therewith. If and when any such consent, approval, release, substitution or amendment is obtained or such agreement, lease, license or other rights or obligations otherwise becomes assignable or able to be novated, Intelligroup shall thereafter assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of its respective Group to SeraNova without payment of further consideration and SeraNova shall, without the payment of any further consideration, assume such rights and obligations.

            2.14 INTERCOMPANY DEBT. Intelligroup and SeraNova agree that, as a result of the transactions contemplated hereby, SeraNova shall be indebted to Intelligroup as set forth on EXHIBIT H. Such debt shall be evidenced by the Promissory Note.

      3.    REPRESENTATIONS AND WARRANTIES.

            3.1 REPRESENTATIONS AND WARRANTIES OF INTELLIGROUP.

            Intelligroup represents and warrants to SeraNova and its Subsidiaries as follows:

                  (a) CORPORATE POWER AND AUTHORITY. Intelligroup has the requisite power and authority to execute, deliver, and perform its obligations under this Agreement, any applicable Ancillary Agreement and to contribute, transfer, convey and deliver to SeraNova and its Subsidiaries the SeraNova Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of Intelligroup. This Agreement constitutes the legal, valid and binding obligation of Intelligroup, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (b) VALIDITY OF CONTEMPLATED TRANSACTIONS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) violate, breach or contravene any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws (or the equivalent thereof) of Intelligroup; (ii) violate, or constitute a default under, any material Contract by which Intelligroup or its property is bound; or (iii) violate any material provision of law.

                  (c) TITLE TO CONTRIBUTED ASSETS. Intelligroup is in possession of and has good, valid and marketable title to, or has valid leasehold interests in or valid rights under contract to use, all of the SeraNova Assets in which it has an interest and Intelligroup has such title, interests or rights to all of the SeraNova Assets that are being contributed by Intelligroup. All of the SeraNova Assets are free and clear of all Liens, other than Permitted Liens. All tangible personal property comprising the SeraNova Assets is in good operating condition (ordinary wear and tear excepted) and will be usable by SeraNova and its Subsidiaries for its intended purposes.

                  (d) ACCOUNTS RECEIVABLE. The accounts receivable that are included in the SeraNova Assets (the "Accounts Receivable") constitute valid receivables, have arisen in the ordinary course of business consistent with past practices. No part of the Accounts Receivable is contingent upon performance by any member of the Intelligroup Group, as applicable, or any other party of any obligation, and no agreements for deductions or discounts have been made with respect to any part of such Accounts Receivable.

                  (e) BUSINESS. Upon consummation of this Agreement, SeraNova shall be the sole and exclusive owner of the SeraNova Business, the SeraNova Assets received by SeraNova from Intelligroup are all of the assets necessary to operate the SeraNova Business.

                  (f) REQUIRED CONSENTS. Intelligroup, SeraNova and the applicable member or members of their respective Group shall use their or its reasonable best efforts to obtain all necessary consents from applicable third parties in order to assign, transfer and deliver the SeraNova Contracts unless the failure to obtain one or more consents would not be material and except for contracts under which Intelligroup has a right to subcontract without the consent of the other party or parties to the contract.

                  (g) SERANOVA BALANCE SHEET. The SeraNova Balance Sheet set forth on EXHIBIT C is true and accurate in all material respects.

            3.2   REPRESENTATIONS AND WARRANTIES OF THE SERANOVA GROUP.

            SeraNova and its Subsidiaries represent and warrant to Intelligroup as follows:

                  (a) CORPORATE POWER AND AUTHORITY. SeraNova and its Subsidiaries have the requisite power and authority to execute, deliver and perform this Agreement, the Ancillary Agreements and to accept the SeraNova Assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of SeraNova and its Subsidiaries. This Agreement constitutes the legal, valid and binding obligation of SeraNova and its Subsidiaries, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (b) VALIDITY OF CONTEMPLATED TRANSACTIONS. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) violate, breach or contravene any of the terms, conditions or provisions of the Certificate or Articles of Incorporation or By-laws (or the equivalent thereof) of SeraNova and its Subsidiaries; (ii) violate, or constitute a default under, any material Contract by which such entity or its property is bound; or (iii) violate any material provision of law.

      4.    INDEMNIFICATION.

            4.1 INDEMNIFICATION BY SERANOVA. Subject to the provisions of
Section 4.3, SeraNova shall indemnify, defend and hold harmless each member of the Intelligroup Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "INTELLIGROUP INDEMNITEES") from and against any and all Liabilities of the Intelligroup Indemnitees, relating to, arising out of or resulting from any of the following items:

                  (a) the failure of any member of the SeraNova Group to pay, perform or otherwise promptly discharge any SeraNova Liabilities or any SeraNova Contract in accordance with their respective terms, after the Closing Date;

                  (b) the employment or termination of employment of any employee of Intelligroup working in the SeraNova Business;

                  (c) conduct of the SeraNova Business after the Closing Date;
and

                  (d) any breach by any member of the SeraNova Group of this Agreement or any of the Ancillary Agreements.

            4.2 INDEMNIFICATION BY INTELLIGROUP. Subject to the provisions of
Section 4.3, Intelligroup shall indemnify, defend and hold harmless SeraNova, each member of the SeraNova Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "SERANOVA INDEMNITEES"), from and against any and all Liabilities of the SeraNova Indemnitees relating to, arising out of or resulting from any of the following items:

                  (a) the failure of Intelligroup to pay, perform or otherwise promptly discharge any Liabilities of Intelligroup, whether prior to or after the Closing Date;

                  (b) the failure of Intelligroup to pay, perform or otherwise promptly discharge any SeraNova Liabilities or any SeraNova Contract in accordance with their respective terms, prior to the Closing Date;

                  (c) conduct of the SeraNova Business prior to the Closing Date; and

                  (d) any breach by Intelligroup of this Agreement or any of the Ancillary Agreements.

            4.3 INDEMNIFICATION OBLIGATIONS NET OF INSURANCE PROCEEDS AND OTHER AMOUNTS.

                  (a) The parties intend that any Liability subject to indemnification or reimbursement pursuant to this Section 4 will be net of insurance proceeds. Accordingly, the amount which any party (an "INDEMNIFYING PARTY") is required to pay to any Person entitled to indemnification hereunder (an "INDEMNITEE") will be reduced by any insurance proceeds theretofore actually recovered by or on behalf of the Indemnitee in reduction of the related Liability. If an Indemnitee receives a payment (an "INDEMNITY PAYMENT") required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives insurance proceeds, then the Indemnitee will pay to the Indemnifying Party an amount equal to the Indemnity Payment received less the amount of the Indemnity Payment that would have been due if the insurance proceeds had been received, realized or recovered before the Indemnity Payment was made.

                  (b) An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification provisions hereof. Nothing contained in this Agreement or any Ancillary Agreement shall obligate any member of any Group to seek to collect or recover any insurance proceeds.

            4.4   PROCEDURES FOR INDEMNIFICATION OF THIRD PARTY CLAIMS.

                  (a) If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the Intelligroup Group or the SeraNova Group of any claim or of the commencement by any such Person of any Action (collectively, a "THIRD PARTY CLAIM") with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnitee pursuant to Section 4.1 or 4.2, or any other Section of this Agreement or any Ancillary Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof within twenty (20) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the failure of any Indemnitee or other Person to give notice as provided in this
Section 4.4(a) shall not relieve the related Indemnifying Party of its obligations under this Section 4, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

                  (b) An Indemnifying Party may elect to defend (and, unless the Indemnifying Party has specified any reservations or exceptions, to seek to settle or compromise), at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from an Indemnitee in accordance with Section 4.4(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnitee shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be paid by such Indemnitee except as set forth in subsection (c).

                  (c) If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in Section 4.4(b), such Indemnitee may defend such Third Party Claim at the cost and expense of the Indemnifying Party.

                  (d) Unless the Indemnifying Party has failed to assume the defense of the Third Party Claim in accordance with the terms of this Agreement, no Indemnitee may settle or compromise any Third Party Claim without the consent of the Indemnifying Party.

                  (e) In the case of a Third Party Claim, no Indemnifying Party shall consent to entry of any judgment or enter into any settlement of the Third Party Claim without the consent of the Indemnitee if the effect thereof is to permit any injunction, declaratory judgment, other order or other nonmonetary relief to be entered, directly or indirectly, against any Indemnitee.

                  (f) The provisions of Section 4.4 and Section 4.5 shall not apply to Taxes (which are covered by the Tax Sharing Agreement).

            4.5   ADDITIONAL MATTERS.

                  (a) Any claim on account of a Liability which does not result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 30-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such 30-day period or rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party as contemplated by this Agreement and the Ancillary Agreements.

                  (b) In the event of payment by or on behalf of any Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

                  (c) In the event of an Action in which the Indemnifying Party is not a named defendant, if the Indemnifying Party shall so request, the parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in this Section and the Indemnifying Party shall fully indemnify the named defendant against all costs of defending the Action (including court costs, sanctions imposed by a court, attorneys' fees, experts' fees and all other external expenses), the costs of any judgment or settlement, and the cost of any interest or penalties relating to any judgment or settlement.

            4.6 REMEDIES CUMULATIVE. The remedies provided in this Section 4 shall be cumulative and, subject to the provisions of Section 6, shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

            4.7 SURVIVAL OF INDEMNITIES. The rights and obligations of each of Intelligroup and SeraNova and their respective Indemnitees under this Section 4 shall survive the sale or other transfer by any party of any Assets or businesses or the assignment of any Liabilities.

            4.8   ALLEGED INFRINGEMENT OR MISAPPROPRIATION.

                  (a) Notwithstanding any other provision of this Agreement or any Ancillary Agreement, in the event of any claim, action, proceeding or suit by a third party against any member of the SeraNova Group or the Intelligroup Group alleging an infringement of any patent, copyright, trademark or misappropriation of a trade secret (each a "Claim") with respect to any of the transferred intellectual property or the Licensed Intellectual Property set forth on EXHIBIT A and EXHIBIT G, respectively (for purposes of this Section 4.8, the "Disputed Intellectual Property"), the parties agree to adhere to the procedures set forth in paragraphs (b), (c) and (d) below.

                  (b) If the use or distribution by any member of the SeraNova Group or the Intelligroup Group, as applicable, of any of the Disputed Intellectual Property is enjoined or in the opinion of such member of the applicable Group is likely to be enjoined, SeraNova and Intelligroup shall, use their reasonable best efforts to jointly: (i) replace the Disputed Intellectual Property with a substitute free of any infringement; (ii) modify the Disputed Intellectual Property so that it will be free of the infringement; or (iii) procure for such member of the applicable Group or its distributees a license or other right to use the Disputed Intellectual Property.

                  (c) Each of Intelligroup and SeraNova, on behalf of its respective Group, agrees to provide, or cause to be provided, prompt written notice to the other party of any Claim and Intelligroup and SeraNova shall jointly assume the defense thereof, including appeals, and to settle the same. Each party shall, upon request, furnish all information and provide assistance to the appropriate members of the SeraNova Group or the Intelligroup Group, as applicable, and cooperate in every reasonable way to facilitate the defense and/or settlement of any such Claim.

                  (d) The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or expenses in connection with the remediation efforts set forth in Section (b) above, or the defense, adjudication, or settlement referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Claim. Intelligroup and SeraNova agree that it would not be just and equitable if the expenses incurred in connection with the remediation efforts set forth in Section (b) above, or the defense, adjudication, or settlement of a Claim under this Section 4.8 were apportioned on a pro rata basis without regard to the liability of each respective party according a relative finding of fault. The relative fault of the applicable member or members of the Intelligroup Group, on the one hand, and the applicable member or members of the SeraNova Group, on the other hand, shall be apportioned as is appropriate to reflect not only the relative benefits achieved but also the relative fault assessed with respect to the Disputed Intellectual Property.

                  (e) The foregoing indemnity will not apply to any alleged infringement or misappropriation if and to the extent such alleged infringement or misappropriation arises from: (i) the use by any member of the SeraNova Group or the Intelligroup Group of any of the Disputed Intellectual Property in combination with any product, software or other material provided by a third party after the Closing Date; or (ii) any changes made by any member of the SeraNova Group or the Intelligroup Group in the Disputed Intellectual Property after the Closing Date.

      5.    EXCHANGE OF INFORMATION; CONFIDENTIALITY.

            5.1   AGREEMENT FOR EXCHANGE OF INFORMATION; ARCHIVES.

                  (a) Each of Intelligroup and SeraNova, on behalf of its respective Group, agrees to provide, or cause to be provided, to each member of the other Group, as soon as reasonably practicable after written request therefor, any Information in the possession or under the control of such respective Group which the requesting party reasonably needs: (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting party (including under applicable securities or tax laws) by a Governmental Authority having jurisdiction over the requesting party; (ii) for use in any judicial, regulatory, administrative, tax or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, tax or other similar requirements; or (iii) to comply with its obligations under this Agreement or any Ancillary Agreement; provided, however, that in the event that any party determines that any such provision of Information could be commercially detrimental, violate any law or agreement, or waive any attorney-client privilege, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

                  (b) After the Closing Date, SeraNova shall have access during regular business hours (as in effect from time to time) to the documents that relate to the SeraNova Business that are in the possession or control of any member of the Intelligroup Group. SeraNova may obtain copies (but not originals) of documents for bona fide business purposes. Nothing herein, however, shall be deemed to restrict the access of any member of the Intelligroup Group to any such documents or to impose any liability on any member of the Intelligroup Group if any such documents are not maintained or preserved by Intelligroup.

                  (c) After the date hereof SeraNova shall: (i) maintain in effect at its own cost and expense adequate systems and controls to the extent necessary to enable the members of the Intelligroup Group to satisfy their respective reporting, accounting, audit and other obligations; and (ii) provide, or cause to be provided, to Intelligroup in such form as Intelligroup shall request, at no charge to Intelligroup, all financial and other data and Information as Intelligroup determines necessary or advisable in order to prepare Intelligroup financial statements and reports or filings with any Governmental Authority.

            5.2 OWNERSHIP OF INFORMATION. Any Information owned by one Group that is provided to a requesting party pursuant to Section 5.1 shall be deemed to remain the property of the providing party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

            5.3 RECORD RETENTION. To facilitate the possible exchange of Information pursuant to this Section 5 and other provisions of this Agreement, the parties agree to use their reasonable best efforts to retain all Information in their respective possession or control in accordance with the policies of Intelligroup as in effect on the Closing Date. No party will destroy, or permit any of its Subsidiaries to destroy, any Information which the other party may have the right to obtain pursuant to this Agreement prior to the tenth (10th) anniversary of the date hereof without first using its reasonable best efforts to notify the other party of the proposed destruction and giving the other party the opportunity to take possession of such Information prior to such destruction; provided, however, that in the case of any Information relating to Taxes or to Environmental Liabilities, such period shall be extended to the expiration of the applicable statute of limitations (giving effect to any extensions thereof).

            5.4 LIMITATION OF LIABILITY. No party shall have any liability to any other party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate, in the absence of willful misconduct by the party providing such Information. No party shall have any liability to any other party if any Information is destroyed after reasonable best efforts by such party to comply with the provisions of Section 5.3.

            5.5 OTHER AGREEMENTS PROVIDING FOR EXCHANGE OF INFORMATION. The rights and obligations granted under this Section 5 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in any Ancillary Agreement.

            5.6   PRODUCTION OF WITNESSES; RECORDS; COOPERATION.

                  (a) After the Closing Date, except in the case of an adversarial Action by one party against another party (which shall be governed by such discovery rules as may be applicable under Section 6 or otherwise), each party hereto shall use its reasonable best efforts to make available to each other party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses (giving consideration to the business demands of such individuals) and any books, records or other documents within its control or which it otherwise has the ability to make available or as may reasonably be required in connection with any Action in which the requesting party may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder. The requesting party shall bear all costs and expenses in connection therewith.

                  (b) If an Indemnifying Party (Intelligroup or SeraNova as the case may be) chooses to defend or to seek to compromise or settle any Third Party Claim, or if any party chooses to prosecute or otherwise evaluate or to pursue any claim against a third party, the other party shall use its best efforts to make available to such Indemnifying Party (Intelligroup or SeraNova as the case may be), upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses (giving consideration to the business demands of such individuals) and any books, records or other documents within its control or which it otherwise has the ability to make available or as may reasonably be required in connection with such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

                  (c) Without limiting the foregoing, the parties shall cooperate and consult to the extent reasonably necessary with respect to any Actions, contingent Liabilities and contingent gains.

                  (d) Without limiting any provision of this Section, each of the parties agrees to cooperate, and to cause each member of its respective Group to cooperate, with each other in the defense of any infringement or similar claim with respect to any intellectual property and shall not claim to acknowledge, or permit any member of its respective Group to claim to acknowledge, the validity or infringing use of any intellectual property of a third Person in a manner that would hamper or undermine the defense of such infringement or similar claim.

                  (e) The obligation of the parties to provide witnesses pursuant to this Section 5.6 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses inventors and other officers without regard to whether the witness or the employer of the witness could assert a possible business conflict (subject to the exception set forth in the first sentence of Section 5.6(a)).

                  (f) In connection with any matter contemplated by this Section 5.6, the parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of any Group.

            5.7   CONFIDENTIALITY.

                  (a) Subject to Section 5.8, each of Intelligroup and SeraNova, on behalf of itself and each other member of its respective Group, agrees to hold, and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that applies to Intelligroup's confidential and proprietary information pursuant to policies in effect as of the Closing Date, all Information concerning each such other Group that is either in its possession (including Information in its possession prior to the date hereof or the Closing Date) or furnished by any such other Group or its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement, any Ancillary Agreement or otherwise, and shall not use any such Information other than for such purposes as shall be expressly permitted hereunder or thereunder, except, in each case, to the extent that such Information has been: (i) in the public domain through no fault of such party or any member of such Group or any of their respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives; (ii) later lawfully acquired from other sources by such party (or any member of such party's Group) which sources are not themselves bound by a confidentiality obligation; or (iii) independently generated without reference to any proprietary or confidential Information of the other party.

                  (b) Each party agrees not to release or disclose, or permit to be released or disclosed, any such Information to any other Person, except its directors, officers, employees, agents, accountants, counsel and other advisors and representatives who need to know such Information (who shall be advised of their obligations hereunder with respect to such Information), except in compliance with Section 5.8. Without limiting the foregoing, when any Information is no longer needed for the purposes contemplated by this Agreement or any Ancillary Agreement, each party will promptly after request of the other party either return to the other party all Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other party that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon).

            5.8 PROTECTIVE ARRANGEMENTS. In the event that any party or any member of its Group either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other party (or any member of any other party's Group) that is subject to the confidentiality provisions hereof, such party shall notify the other party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting party in seeking any reasonable protective arrangements requested by such other party. Subject to the foregoing, the Person that received such request may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) or by lawful process or such Governmental Authority.

      6.    ARBITRATION; DISPUTE RESOLUTION.

            6.1 AGREEMENT TO ARBITRATE.

                  (a) Except as otherwise specifically provided in any Ancillary Agreement, the procedures for discussion, negotiation and arbitration set forth in this Section 6.1 hereto shall apply to all disputes, controversies or claims (each a "Dispute") that may arise out of or relate to, or arise under or in connection with this Agreement or any Ancillary Agreement, or the transactions contemplated hereby or thereby (including all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the date hereof), or the commercial or economic relationship of the parties relating hereto or thereto, between or among any member of the Intelligroup Group and the SeraNova Group. Each party agrees on behalf of itself and each other member of its respective Group that any Dispute shall be submitted to binding arbitration, in accordance with the dispute resolution procedures specified in this Section. If any of these procedures are determined to be invalid or unenforceable, the remaining procedures shall remain in effect and binding on the parties to the fullest extent permitted by law.

                  (b) The arbitration shall be held in Edison, New Jersey before a panel of three arbitrators. Any member or members of the SeraNova Group or the Intelligroup Group, as applicable, may by notice to the applicable member or members of the SeraNova Group or the Intelligroup Group, as applicable, demand arbitration, by serving on the other party a statement of the Dispute and the facts relating or giving rise thereto, in reasonable detail, and the name of the arbitrator selected by it. Within fifteen (15) days after receipt of such notice, the other party shall name its arbitrator, and the two arbitrators named by the parties shall, within fifteen (15) days after the date of such notice, select the third arbitrator.

                  (c) The arbitration shall be conducted in accordance with the procedures specified in this Section and shall be governed by the Commercial Arbitration Rules of the American Aribitration Association, as may be amended from time to time. In the event of a conflict, the provisions of this Section shall control.

                  (d) Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator may serve on the panel unless first agreeing in writing to abide and be bound by these procedures. The arbitrators may not award non-monetary or equitable relief of any sort. They shall have no power to award damages inconsistent with this Agreement or punitive damages or any other damages not measured by the prevailing party's actual damages, and the parties expressly waive their right to obtain such damages in arbitration or in any other forum. In no event, even if any other portion of these procedures is adjudged invalid or unenforceable, shall the arbitrators have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction.

                  (e) No discovery shall be permitted in connection with the arbitration unless expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery. All aspects of the arbitration shall be treated as confidential. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with legal or regulatory requirements. Before making any such disclosure, a party shall give written notice to all other parties and afford such parties a reasonable opportunity to protect their interest. The result of the arbitration shall be a final decision that is binding on the parties, and judgment on the arbitrators' award may be entered in any court having jurisdiction. The cost of such arbitration shall be borne equally by the parties.

                  (f) This Section shall not apply to any Dispute arising out of or relating to the ownership of intellectual property. The application of this Section to any other Dispute shall be waived only by written agreement of Intelligroup and SeraNova. This Section shall be terminated only by written agreement of Intelligroup and SeraNova.

            6.2 CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Section with respect to all matters not subject to such dispute, controversy or claim.

            6.3 LAW GOVERNING ARBITRATION PROCEDURES. The interpretation of the provisions of this Section, only insofar as they relate to the agreement to arbitrate and any procedures pursuant thereto, shall be governed by the Federal Arbitration Act and other applicable federal law. In all other respects, the interpretation of this Agreement shall be governed as set forth in Section 10.2.

      7.    EMPLOYEE RELATED MATTERS.

            7.1 EMPLOYEE OFFERS. Prior to the Closing Date, SeraNova or one of its Subsidiaries shall have made a written offer of employment or engagement to each employee, independent contractor or consultant working in the SeraNova Business listed on SCHEDULE 7.1 hereto. Such employment offers shall provide that such individual shall commence work for SeraNova or the named Subsidiary on or before the Closing Date. Such employment offers shall also require that such individual shall, prior to the Closing Date, inform SeraNova of his or her intention to accept or decline such offer and, if such individual intends to accept such offer, to resign his or her employment with Intelligroup prior to or as of the Closing Date.

            7.2 BENEFITS. As soon as practicable after the Closing Date, Intelligroup shall perform and undertake all acts as may be necessary to rollover or otherwise transfer the vested interests of employees in the qualified and non-qualified pension plans and Section 401(k) plans of Intelligroup to the corresponding plans maintained by SeraNova. Intelligroup shall be responsible for any COBRA coverage continuation notices required to be provided with respect to any employee who accepts employment with SeraNova. On or prior to the Closing Date, Intelligroup and SeraNova shall take all actions as may be necessary to approve the stock-based employee benefit plans of SeraNova in order to satisfy the requirement of Rule 16b-3 under the Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended.

            7.3 NO SOLICITATION OF EMPLOYEES. For a period of two (2) years after the Closing Date, neither Intelligroup nor SeraNova or any member of their respective Groups shall solicit any employee of the other to terminate his or her employment to become an employee of the soliciting party, without the prior written consent of the other party.

            7.4 NO RIGHTS CONFERRED UPON EMPLOYEES. Nothing in this Agreement shall be deemed to confer any rights or remedies of any employees, independent contractors or consultants of any member of the Intelligroup Group or the SeraNova Group (including individuals to whom SeraNova is to offer employment pursuant to Section 7.1). No Person shall be a third party beneficiary with respect to the provisions of this Section 7.

      8.    FURTHER ASSURANCES AND ADDITIONAL COVENANTS.

                  (a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable best efforts, prior to, on and after the Closing Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

                  (b) Without limiting the foregoing, prior to, on and after the Closing Date, each party hereto shall cooperate with the other party, and without any further consideration, but at the expense of the requesting party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument, and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and the transfers of the SeraNova Assets and the assignment and assumption of the SeraNova Liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each party will, at the reasonable request, cost and expense of any other party, take such other actions as may be reasonably necessary to vest in such other party good and marketable title, if and to the extent it is practicable to do so.

                  (c) On or prior to the Closing Date, Intelligroup and SeraNova in their respective capacities as direct and indirect stockholders of their respective Subsidiaries, shall each ratify any actions which are reasonably necessary or desirable to be taken by Intelligroup, SeraNova or any Subsidiary of Intelligroup or SeraNova, as the case may be, to effectuate the transactions contemplated by this Agreement.

                  (d) Prior to the Closing Date, if one or more of the parties identifies any commercial or other service that is needed to assure a smooth and orderly transition of the businesses in connection with the consummation of the transactions contemplated hereby that is not otherwise governed by the provisions of this Agreement or any Ancillary Agreement, the parties will cooperate in determining whether there is a mutually acceptable arm's-length basis on which the other party will provide such service.

      9.    TERMINATION.

            9.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the date of the Closing Date by the mutual consent of Intelligroup and SeraNova.

            9.2 EFFECT OF TERMINATION. In the event of any termination of this Agreement prior to the Closing Date, no party to this Agreement (or any of its directors or officers) shall have any Liability or further obligation to any other party.

      10.   MISCELLANEOUS.

            10.1  COUNTERPARTS; ENTIRE AGREEMENT.

                  (a) This Agreement and each Ancillary Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                  (b) This Agreement, the Ancillary Agreements and the Exhibits, Schedules and Appendices hereto and thereto contain the entire agreement between the parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties other than those set forth or referred to herein or therein.

            10.2 GOVERNING LAW. Except as set forth in Section 6.3, this Agreement and, unless expressly provided therein, each Ancillary Agreement, shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey (other than as to its laws of arbitration which shall be governed under the Federal Arbitration Act or other applicable federal law pursuant to Section 6.3), irrespective of the choice of laws principles of the State of New Jersey, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

            10.3 ASSIGNABILITY. Except as set forth in any Ancillary Agreement, this Agreement and each Ancillary Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto, respectively, and their respective successors and assigns; provided, however, that no party hereto or thereto may assign its respective rights or delegate its respective obligations under this Agreement or any Ancillary Agreement without the express prior written consent of the other parties hereto or thereto.

            10.4 THIRD PARTY BENEFICIARIES. Except for the indemnification rights under this Agreement of any Intelligroup Indemnitee or SeraNova Indemnitee in their respective capacities as such: (a) the provisions of this Agreement and each Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person except the parties any rights or remedies hereunder; and (b) there are no third party beneficiaries of this Agreement or any Ancillary Agreement and neither this Agreement nor any Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Ancillary Agreement. No party hereto shall have any right, remedy or claim with respect to any provision of this Agreement or any Ancillary Agreement to the extent such provision relates solely to the other party hereto or the members of such other party's Group.

            10.5 NOTICES. All notices or other communications under this Agreement or any Ancillary Agreement, except as may be specifically provided in an Ancillary Agreement, shall be in writing and shall be deemed to be duly given when: (a) delivered in person; or (b) deposited in the United States mail or internationally recognized courier service, postage prepaid, addressed as follows:

            If to Intelligroup, to:

            Intelligroup, Inc.
            499 Thornall Street
            Edison, New Jersey  08837
            Attn:  President

            If to SeraNova, to:

            SeraNova, Inc.
            499 Thornall Street
            Edison, NJ 08837
            Attn:  President

Any party may, by notice to the other party, change the address to which such notices are to be given.

            10.6 SEVERABILITY. If any provision of this Agreement or any Ancillary Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

            10.7 HEADINGS. The article, section and paragraph headings contained in this Agreement and in the Ancillary Agreements are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any Ancillary Agreement.

            10.8 WAIVERS OF DEFAULT. Waiver by any party of any default by the other party of any provision of this Agreement or any Ancillary Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

            10.9 AMENDMENTS. No provisions of this Agreement or any Ancillary Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

            10.10 LATE PAYMENTS. Except as expressly provided to the contrary in this Agreement or in any Ancillary Agreement, any amount not paid when due pursuant to this Agreement or any Ancillary Agreement (and any amounts billed or otherwise invoiced or demanded and properly payable that are not paid within thirty (30) days of such bill, invoice or other demand) shall accrue interest at a rate per annum equal to six percent (6%).


                                 * * * * *

      IN WITNESS WHEREOF, the parties have caused this Contribution Agreement to be executed by their duly authorized representatives.

INTELLIGROUP, INC.



By: /s/ Ashok Pandey
   ------------------------
   Name:
   Title


SERANOVA, INC.



By: /s/ Raj Koneru
   ------------------------
   Name: Raj Koneru
   Title CEO






                   [Signature Page to Contribution Agreement]

                         LIST OF EXHIBITS AND SCHEDULES



SCHEDULES

2.4  -  Delayed Asset Transfers

2.7  -  List or Properties

3.1  -  Excluded Consents

7.1  -  Individuals to Whom Offers Shall Be Made



EXHIBITS

A  -  Ancillary Agreements

B  -  SeraNova Assets

C  -  SeraNova Balance Sheet

D  -  SeraNova Contracts

E  -  SeraNova Liabilities

F  -  Permitted Liens

G  -  Licensed Intellectual Property

H  -  Intercompany Debt

                                  SCHEDULE 2.4


                             DELAYED ASSET TRANSFERS




o All assets of Intelligroup Asia Private Limited relating to its Internet services and solutions business shall be transferred to Intelligroup India Private Limited, a corporation organized under the laws of India, as soon as practicable after the Closing Date.

o All of the equity interest owned by Intelligroup, Inc. or any of its subsidiaries in Intelligroup India Private Limited and each of its subsidiaries, if any, shall be transferred to SeraNova, Inc. as soon as practicable after the Closing Date.

                                  SCHEDULE 2.7


                               LIST OF PROPERTIES

   ----------------------------------------------------------------------------
                                                    PERCENTAGE OF PREMISES
              LOCATION AND/OR BRANCH                ALLOCATED TO SERANOVA
   ----------------------------------------------------------------------------
               499 Thornall Street                          33.65%
                Edison, New Jersey
   ----------------------------------------------------------------------------

             10210 North 25th Avenue                        100.0%
                 Phoenix, Arizona
   ----------------------------------------------------------------------------

              9013 North 25th Avenue                        100.0%
                     Suite 6
                 Phoenix, Arizona
   ----------------------------------------------------------------------------
              9014 North 23rd Avenue                        100.0%
                     Suite 1
                 Phoenix, Arizona
   ----------------------------------------------------------------------------
                  950 Tower Lane                            70.0%
                    Suite 300
             Foster City, California
   ----------------------------------------------------------------------------
            9399 West Higgins Building                      50.0%
               Suite 810, 8th Floor
                Rosemont, Illinois
   ----------------------------------------------------------------------------
             691 North Squirrel Road                        100.0%
                    Suite 175
              Auburn Hills, Michigan
   ----------------------------------------------------------------------------

                                  SCHEDULE 3.1


                                EXCLUDED CONSENTS

                                EXCLUDED CONSENTS


               ------------------------------------------
                     CONTRACT               DATE
               ------------------------------------------
                 AMERICAN EXPRESS          3/22/98
               ------------------------------------------
                       AUDI                1/1/99
               ------------------------------------------
                  HEWLETT PACKARD          2/4/99
               ------------------------------------------
                 LIQUIDPRICE INC.          8/13/99
               ------------------------------------------
               VIGNETTE CORPORATION        9/29/99
               ------------------------------------------
               VOLKSWAGEN OF AMERICA       1/1/99
               ------------------------------------------

                                  SCHEDULE 7.1


                    INDIVIDUALS TO WHOM OFFERS SHALL BE MADE

        NA - NORTH AMERICA, IND - INDIA, AP - ASIA PACIFIC, EUR - EUROPE

       Organiz-
Number  ation   Code            EMPLOYEE NAME                         Title
---------------------------------------------------------------------------------------
   1     IND           A KESHAV NARSIPUR                         TEAM LEADER
   2     IND           A MANI KANDAN                             PROGRAMMER
   3     IND           A SUNEETHA MADHUKAR                       PROGRAMMER
   4     NA      PHD   ABHIJIT BARDE                             ASSOCIATE SOFTWARE ENGINEER
   5     NA      PHD   AKSHAY SHAH                               ASSOCIATE SOFTWARE ENGINEER
   6     NA      PHA   ALAN MATSUMOTO                            TEMPORARY
   7     AP      MC    ALEXANDER FRATER                          MANAGER
   8     AP      MC    ALISTAIR MCLEOD TENNANT                   PRINCIPAL CONSULTANT
   9     IND           ALLAM BHARATH REDDY                       PROGRAMMER
   10    NA      PRD   ALLISON                                   ADMIN
   11    AP      APA   AMANDA LOUISE TALBOT                      TYPIST RECEPTIONIST
   12    IND           AMIT AGARWAL                              CONTENT ENTRY ANALYST
   13    NA      PHD   ANAND MANI                                SOFTWARE ENGINEER
   14    NA      NJD   ANAND REDDY YEDULLA                       SOFTWARE ENGINEER
   15    IND           ANAND V KOTHAMANGALAM                     CONTENT ENTRY ANALYST
   16    IND           ANAND VENKATESHAN                         TESTING ANALYST
   17    NA      PRA   ANDELIN, BRIAN D.                         FINANCE
   18    NA      PRD   ANDERSON, DAN                             PRINCIPAL CONSULTANT MC
   19    AP      MC    ANGELA MARY REYNOLDS                      PRINCIPAL CONSULTANT
   20    IND           ANIESH CHAWLA                             PROGRAMMER
   21    IND           ANIL OGGI                                 PROGRAMMER
   22    NA      PHD   ANIL SINGH                                MANAGER
   23    IND           ANITA SUBBIAH                             CONTENT ENTRY ANALYST
   24    AP      MC    ANTHONY IAN CULLODEN                      PRINCIPAL CONSULTANT
   25    AP      MC    ANTHONY JOHN BOOTH                        MANAGER
   26    AP      APA   ANTHONY MICHAEL DUFFIN                    CORPORATE SERVICES EXECUTIVE
   27    NA      PHD   ANURADHA PANDEY                           ASSOCIATE SOFTWARE ENGINEER
   28    NA      PHD   ARATI MADHINENI                           ASSOCIATE SOFTWARE ENGINEER
   29    IND           ARATIKATLA SHANTI                         PROGRAMMER
   30    IND           ARJUN MUKHERJEE                           TEAM LEADER
   31    IND           ARUN GUPTA                                PROGRAMMER
   32    NA      PRD   ASAY, TAYLOR                              SOFTWARE ENGINEER
   33    IND           ASHOK NATRAJAN                            PROGRAMMER
   34    IND     DEL   ASHUTOSH YADAV                            VP - DELIVERY
   35    NA      OPS   ASHWIN ROYADURG                           RECRUITING MANAGER
   36    IND           BABANBHAI ABDUL RAHEEM                    PROGRAMMER
   37    NA      PRD   BAIRD, J. RUSSELL                         MANAGER
   38    NA      DEL   BALAJI KODALI                             ASSOCIATE SOFTWARE ENGINEER
   39    NA      PRD   BALAJI KRISHNAMURTHY                      SOFTWARE ENGINEER
   40    IND     OPS   BALAJI VENKATACHALAM                      VP - OPERATIONS
   41    IND           BALASUBRAMANIAN MARISWARAN                PROGRAMMER
   42    IND           BALU HERBERT                              PROGRAMMER
   43    NA      PHD   BALU SRINIVASAN                           SOFTWARE ENGINEER
   44    AP      MC    BAREND KEITH CRAIG                        MANAGER
   45    AP      MC    BARNEY HESLOP                             MANAGER

   46    AP      MC    BARRY DENNIS MAWER                        MANAGER
   47    AP      APS   BARRY JOHN OLD                            REGIONAL ACCOUNT DIRECTOR
   48    AP      APA   BELINDA JANE BOETTCHER                    OFFICE MANAGER
   49    IND           BENOY JOSE                                PROGRAMMER
   50    AP      VL    BERNADINE CLARE MARWICK                   KNOWLEDGE MANAGER
   51    AP      APA   BEVERLEY ANNE ELLIS                       RECEPTIONIST
   52    NA      PHD   BHARAT AGARWAL                            SOFTWARE ENGINEER
   53    NA      OPS   BHARAT RAJU                               RECRUTING MANAGER
   54    IND           BHASKAR PRASAD MULUGU                     PROGRAMMER
   55    IND           BHASKAR RAJAGOPAL                         TEAM LEADER
   56    IND           BHASKAR REDDY B V                         PROGRAMMER
   57    IND           BHEEMI KRISHNA MOHAN                      PROGRAMMER
   58    NA      PHD   BIJU NAIR                                 SOFTWARE ENGINEER
   59    IND           BIJU RUHAMMA L                            PROGRAMMER
   60    NA      PHD   BISWAJIT SARKAR                           SOFTWARE ENGINEER
   61    AP      MC    BRIAN CHARLES BERNON                      PRINCIPAL CONSULTANT
   62    AP      MC    BRIAN FAIR                                PRINCIPAL CONSULTANT
   63    AP      MC    BRUCE TINSLEY                             PRINCIPAL CONSULTANT
   64    AP      MC    BRUCE WOOD                                MANAGER
   65    AP      MC    BRYCE JAMES POTTINGER                     MANAGER
   66    IND           BULUSU MONMOHANAMURALI S                  CONTENT ENTRY ANALYST
   67    NA      PHD   BURTON MACHADO                            SOFTWARE ENGINEER
   68    NA      PRD   BUTLER MELISSA K.                         INTERACTIVE DESIGNER
   69    IND           C LEENA RANI                              PROGRAMMER
   70    IND           CANDIDA                                   ADMIN
   71    NA      PHA   CAROL WRIGHT                              PEOPLE SERVICES MANAGER
   72    NA      PHD   CAROLYN LIM                               SOFTWARE ENGINEER
   73    NA      FCD   CHAKIB JABER                              SOFTWARE ENGINEER
   74    IND           CHANDAN MISHRA                            PROGRAMMER
   75    NA      PHD   CHANDRAMOHAN LINGAM                       ASSOCIATE SOFTWARE ENGINEER
   76    IND           CHIRENJEEVI                               MIS
   77    EUR     EUR   CHRIS                                     MANAGING DIRECTOR - EUROPE
   78    AP      APA   CHRISTINE ELIZABETH BOONZAIER             EXECUTIVE ASSISTANT
   79    AP      APA   CHRISTINE JOAN NESBIT                     OFFICE MANAGER
   80    NA      DC    CHRISTOPHER AROKIRAJ                      ASSOCIATE SOFTWARE ENGINEER
   81    AP      MC    CHRISTOPHER ARTHUR MARSHALL               PRINCIPAL CONSULTANT
   82    NA      PHD   CHRISTOPHER BRINSON                       ASSOCIATE SOFTWARE ENGINEER
   83    AP      MC    CLARE LOUISE ENGEL                        PRINCIPAL CONSULTANT
   84    NA      MKT   CLAUDIO BURGOS                            CREATIVE DIRECTOR
   85    AP      MC    CLIFFORD JOHN BLAKELY                     PRINCIPAL CONSULTANT
   86    AP      MC    COLIN DINN                                MANAGER
   87    AP      APS   COLIN GRAHAM BUTLER                       REGIONAL ACCOUNT DIRECTOR
   88    NA      SOL   COOPER, TYLER B.                          MANAGER
   89    NA      PRD   CORONEL, CARLOS                           ASSOCIATE INTERACTIVE DESIGNER
   90    NA      PRD   CRAGUN, BRIAN B.                          ASSOCIATE CONTENT ANALYST
   91    IND           D KALYAN CHAKRAVARTHI                     PROGRAMMER
   92    NA      VLM   D.K. CHAKRAVARTHY                         METHODOLOGIST
   93    IND           DASARADHI AGNIHOTRAM V S                  PROGRAMMER
   94    NA      OPS   DAVE FERGUSON                             RECRUITING MANAGER
   95    AP      MC    DAVID GEORGE GALE                         PRINCIPAL CONSULTANT

   96    AP      MC    DAVID HAWKINS                             PRINCIPAL CONSULTANT
   97    AP      MC    DAVID JOHN KELLY                          PRINCIPAL CONSULTANT
   98    NA      PHD   DAVID LYONS                               SOFTWARE ENGINEER
   99    AP      MC    DAVID NIGEL NIVEN                         PRINCIPAL CONSULTANT
  100    AP      MC    DAVID RAINE OSWALD                        PRINCIPAL CONSULTANT
  101    NA            DAVID ROGERS                              CONTROLLER
  102    NA      PRD   DAVIS, MATTHEW M.                         INTERACTIVE DESIGNER
  103    IND           DEBIPRASAD BENERJEE                       PROGRAMMER
  104    NA      DEL   DEEP VASWANI                              SOFTWARE ENGINEER
  105    NA      NJD   DEEPA BALAJI                              ASSOCIATE SOFTWARE ENGINEER
  106    IND           DEEPAK S AGARWAL                          PROGRAMMER
  107    AP      APS   DENIS ALLAN PARKINSON                     REGIONAL ACCOUNT MANAGER
  108    NA      PHD   DEREK AU                                  SOFTWARE ENGINEER
  109    AP      MC    DEREK PAUL LISTER                         PRINCIPAL CONSULTANT
  110    NA      PHD   DEVANATH DESIKAN                          ASSOCIATE SOFTWARE ENGINEER
  111    NA      PHD   DEVENDRA KUMAR                            ASSOCIATE SOFTWARE ENGINEER
  112    NA      PHD   DHANANJAY NANIWADEKAR                     ASSOCIATE SOFTWARE ENGINEER
  113    IND           DHANASEKARAN.  K                          PROGRAMMER
  114    NA      SOL   DHARMA KATKURI                            PRINCIPAL CONSULTANT
  115    NA      SOL   DONAHUE, MICHAEL P.                       DIRECTOR - SOLUTIONS
  116    AP      APM   DONALD TRISTRAM MOORE                     SVP - INTERNATIONAL
  117    NA      PHD   DUANE MATSEN                              SOFTWARE ENGINEER
  118    IND           EDWARD SAMRAJ N                           PROGRAMMER
  119    AP      APS   EILEEN WILD                               PRINCIPAL CONSULTANT
  120    NA      NAM   ELIZABETH MASSIMO                         ADMIN. ASSISTANT
  121    NA      PHD   ERIC ECKERT                               PRINCIPAL SOFTWARE ENGINEER
  122    NA      PHD   FARIZA AHSANUDDIN                         ASSOCIATE SOFTWARE ENGINEER
  123    NA      PRM   FARR, RICHARD L.                          DIRECTOR
  124    NA      MGT   FERESHTEH AZAD                            PRINCIPAL CONSULTANT
  125    AP      MC    FIONA ALLAN                               OFFICE MANAGER
  126    AP      MC    FRANCIS BENEDICT KELLY                    PRINCIPAL CONSULTANT
  127    AP      MC    FRANCISCO ALMEDA TANKING                  PRINCIPAL CONSULTANT
  128    AP      MC    FREDERICK GEOFFREY FURKERT                PRINCIPAL CONSULTANT
  129    AP      APS   FREDRICK JOHN PETER (BILL) BOYD           DIRECTOR - AUSTRALIA
  130    NA      SOL   G.VENKAT                                  PRINCIPAL CONSULTANT
  131    IND           GADDE RAMESH                              PROGRAMMER
  132    NA      NJD   GAJAPATHY SENTHIL KUMAR                   SOFTWARE ENGINEER
  133    NA      NJD   GANESH NEMMANI                            ASSOCIATE SOFTWARE ENGINEER
  134    NA      PHD   GANESHBABU SUBRAMANIAN                    SOFTWARE ENGINEER
  135    IND           GANTI SUBBA RAO                           ADMIN
  136    AP      MC    GARY PARKER                               PRINCIPAL CONSULTANT
  137    IND           GAUTAM DESHPANDE                          PROGRAMMER
  138    NA      PRD   GEARY, MICHAEL                            INTERACTIVE ARCHITECT
  139    AP      APA   GENEVIEVE RUTH FRASER                     ACCOUNTANT
  140    EUR     EUR   GEOFF BAKER                               DIRECTOR SOLUTIONS - EUROPE
  141    AP      MC    GEOFFREY ALLEN SMITH                      PRINCIPAL CONSULTANT
  142    AP      MC    GEORGE HEATHERWICK FINDLAY                PRINCIPAL CONSULTANT
  143    IND           GEORGE KORAH                              MIS
  144    NA      AU    GEORGE MORAETES                           PRINCIPAL CONSULTANT
  145    NA      PRD   GIBBONS, THOMAS W.                        MANAGER
  146    NA      OPS   GREG KILLPACK                             RECRUITING MANAGER

  147    NA      PRA   GUILBERT, DERRILL E.                      IS
  148    NA      PHD   GUNILLA SUNDSTROM                         MANAGER
  149    NA      PHD   GUNJAN VIJAYVERGIA                        SOFTWARE ENGINEER
  150    IND           GURU PRASAD VINJAMURI                     PROGRAMMER
  151    IND           GURUBACHAN SINGH SARDAR                   PROGRAMMER
  152    NA      VLM   GURURAJ MANAGULI                          DIRECTOR - METHODOLOGY
  153    NA      PRD   HALL, CRAIG                               ASSOCIATE CONTENT ANALYST
  154    IND           HARI BABU                                 PROGRAMMER
  155    IND           HARILAL KANAKAVALLI                       PROGRAMMER
  156    AP      MC    HARRY CHOPRA                              DIRECTOR SOLUTIONS PRACTICE
  157    IND           HARSHA KIRAN                              ADMIN
  158    AP      APS   HARVEY DAVID CALDER                       ASSOCIATE DIRECTOR
  159    NA      PHD   HIMANSHU KOHLI                            SOFTWARE ENGINEER
  160    NA      SOL   HITESH SETH                               PRINCIPAL CONSULTANT
  161    NA      PRA   HOKANSON, AMIE                            FINANCE
  162    NA      PRD   HOKANSON, NATHAN D.                       SOFTWARE ENGINEER
  163    IND           I STEPHEN MOSSES                          PROGRAMMER
  164    AP      MC    IAIN MICHAEL BARRACLOUGH                  PRINCIPAL CONSULTANT
  165    AP      MC    IAN HAMISH RODERIK MCFADYEN               PRINCIPAL CONSULTANT
  166    AP      APM   IAN HUGH TAYLOR                           MANAGING DIRECTOR - ASIA PACIFIC
  167    AP      APS   IAN JOHNSON                               DIRECTOR, BANKING AND FINANCE
  168    AP      MC    IAN STEWART MAWSON                        PRINCIPAL CONSULTANT
  169    IND           J SABESAN                                 PROGRAMMER
  170    IND           J V N D PRASAD                            TEAM LEADER
  171    AP      MC    JACK EGON BOETTCHER                       PRINCIPAL CONSULTANT
  172    NA      MKT   JACOBSON, RACHEL L.                       MARKETING EXECUTIVE
  173    IND           JAFFAR SULAIMANI                          PROGRAMMER
  174    NA      NJD   JAGANADDA ELURI                           SOFTWARE ENGINEER
  175    NA      FCD   JAGANNATH JAYAPAUL                        SOFTWARE ENGINEER
  176    IND           JAGANNATHAN GIRIDHAR                      TESTING ANALYST
  177    IND           JAMES ROZARIO                             TEAM LEADER
  178    AP      MC    JAN JEREMIA OLIVIER                       PRINCIPAL CONSULTANT
  179    NA      OPS   JAN JOHNSON                               RECRUITING MANAGER
  180    IND           JANDHYALA KALYAN CHARAVARTHY
  181    NA      PRA   JANELLE JACKSON                           FINANCE
  182    IND           JASMIT SINGH                              RECRUITER
  183    NA      AU    JAY KRALL                                 ASSOCIATE DIRECTOR
  184    IND           JAYA SHANKAR REDDY P                      CONTENT ENTRY ANALYST
  185    IND           JAYARAM GOLI                              PROGRAMMER
  186    IND           JAYENDARAJ RAMAMURTHI                     PROGRAMMER
  187    NA      MKT   JEFF PASTERNAK
  188    NA      NAS   JEFF SCHULMANN                            ASSSOCIATE DIRECTOR
  189    AP      APS   JEFFREY GORDON ROBERTS                    DIRECTOR - ASIA
  190    NA      PRA   JENNIFER                                  RECEPTIONIST
  191    AP      APA   JENNIFER JANE WYNNE-JONES                 PAYROLL ADMINISTRATOR
  192    NA      PRA   JENSEN, BREA                              HUMAN RESOURCES
  193    IND           JEROME AMIRTHARAJ UA                      TEAM LEADER
  194    AP      MC    JILLIAN KUCH                              HUMAN RESOURCE MANAGER
  195    IND           JITENDRA KUMAR RAI                        PROGRAMMER
  196    NA      PRD   JOCHETZ, CHRISTOPHER                      INTERACTIVE ARCHITECT

  197    NA      PHD   JOE JENKINS                               SOFTWARE ENGINEER
  198    NA      SOL   JOE POSTIGLIONE                           VICE PRESIDENT - EPROCUREMENT
  199    AP      MC    JOHN CLIVE EMANUEL                        PRINCIPAL CONSULTANT
  200    AP      MC    JOHN EDWARD CRISP                         PRINCIPAL CONSULTANT
  201    NA      NAS   JOHN HARDIN                               PRINCIPAL CONSULTANT
  202    NA      SOL   JOHN KIMBOROUGH                           MANAGER
  203    AP      MC    JOHN LESLIE CALLCUT                       DIRECTOR, PROJECTS
  204    NA      SOL   JOHN LLOYD JONES                          PRINCIPAL CONSULTANT
  205    AP      APS   JOHN MURRAY DOWNES                        REGIONAL ACCOUNT MANAGER
  206    NA      AU    JOHN PAS                                  PRINCIPAL CONSULTANT
  207    NA      PRD   JOHNSON, CLIFFORD N.                      CONTENT ANALYST
  208    AP      MC    JONATHAN MARK ASHBY                       PRINCIPAL CONSULTANT
  209    NA      PRD   JORDAN, CHRIS                             IS
  210                  JUDITH ROGERSON                           ADMIN TO CEO & VP BUSS DEV
  211    NA      DEL   JYOTI NIGAM                               BUSINESS ANALYST
  212    IND           K SHRAVAN KUMAR                           PROGRAMMER
  213    NA            KALA BHATT                                ACCOUNTING
  214    NA      SOL   KALYAN SUBRAMAIAN                         DIRECTOR
  215    NA      SOL   KANTH MIRIYALA                            ASSOCIATE DIRECTOR
  216    IND           KATHIRESAN PALRAJ                         MIS
  217    AP      APA   KATHLEEN ANN WARREN                       EXECUTIVE ASSISTANT
  218    AP      APA   KATHRYN YOUNG                             PRINCIPAL CONSULTANT
  219    NA      PHD   KAUSTUBH KUNTE                            SOFTWARE ENGINEER
  220    NA      PHD   KAUSTUBH MULE                             SOFTWARE ENGINEER
  221    IND           KAVITHA V                                 PROGRAMMER
  222    IND           KAVITHA VARAHABHATLA                      PROGRAMMER
  223    AP      APA   KENNETH GEORGE FOULNER                    MANAGER
  224    AP      MC    KERRY ANNE TROTTER                        REGIONAL ACCOUNT MANAGER
  225    AP      MC    KEVAN MORAN                               PRINCIPAL CONSULTANT
  226    IND           KHAIRUNISA BEGUM                          PROGRAMMER
  227    IND           KILAMBI.V. RAMANUJAM                      TESTING ANALYST
  228    AP      APS   KIMBERLY MICHELLE KLASBEEK                PAYROLL ADMINISTRATOR
  229    IND           KIRAN KUMAR GUNDIMEDA                     PROGRAMMER
  230    IND           KIRAN KUMAR PALADUGU                      PROGRAMMER
  231    NA      PRD   KIRKPATRICK, SAM                          PRINCIPAL SOFTWARE ENGINEER
  232    IND           KISHORE  LAKSHMAN RAJETI                  PROGRAMMER
  233    NA      PRD   KNAPP, STEVEN                             PRINCIPAL CONSULTANT MC
  234    IND           KOPPISETTI SURESH KUMAR                   PROGRAMMER
  235    IND           KRISHNA KANTH JANDHYALA                   PROGRAMMER
  236    IND           KRISHNA KOSURI                            PROGRAMMER
  237    NA      PHD   KRISHNAMURTHY RAJAGOPAL                   ASSOCIATE SOFTWARE ENGINEER
  238    NA      NAS   KRISTEN COSTA                             ADMIN ASSISTANT
  239    IND           KUMETA VIKRAM                             PROGRAMMER
  240    NA      PRD   LAIDIG, ROBERT J.                         SOFTWARE ENGINEER
  241    NA      DEL   LAKSHMI NARASIMHA KOTA                    SOFTWARE ENGINEER
  242    IND           LAKSHMIN NARASIMHAN SRIVATHS
  243    NA      PRD   LARSON, BRENT                             ASSOCIATE CONTENT ANALYST
  244    AP      MC    LAURENCE MILLAR                           DIRECTOR - TELECOMM
  245    NA      PHD   LAXMIKANT DASH                            ASSOCIATE SOFTWARE ENGINEER
  246    AP      APA   LESLIE FEARNLEY                           PRINCIPAL CONSULTANT

  247                  LISA CARNATO                              ACCOUNTING
  248    AP      MC    LISA JENNIFER RICKMAN                     TYPIST
  249    NA      PRD   LONO, ERIK N.                             INTERACTIVE DESIGNER
  250    NA      PRD   LUBEAN, AARON R.                          SOFTWARE ENGINEER
  251    NA      PRD   LUBEAN, JASON I.                          PRINCIPAL SOFTWARE ENGINEER
  252    IND           M LAXMI NARAYANA                          MIS
  253    IND           MADAN MOHAN REDDY B                       PROGRAMMER
  254    NA      NJD   MADHUSMITA GUPTE                          ASSOCIATE SOFTWARE ENGINEER
  255    IND           MADHUSUDANA CHITTIBHATTA                  PROGRAMMER
  256    NA      DEL   MAHENDRA BAIRAGI                          ASSOCIATE SOFTWARE ENGINEER
  257    IND           MAHESH KUMAR NAVALE                       PROGRAMMER
  258    IND           MALLESH KOTA                              PROGRAMMER
  259    IND           MANINDER SINGH                            CONTENT ENTRY ANALYST
  260    NA      PHD   MANJULA TEKAL                             SOFTWARE ENGINEER
  261    IND           MANOJ BALRAJ                              BSA
  262    NA      MC    MARCUS BURROWS                            MANAGER
  263    AP      MC    MARGERY JANE ALLISON                      PRINCIPAL CONSULTANT
  264    AP      APA   MARIA ANN MCKINLEY                        MANAGER
  265    NA      PHD   MARK BI                                   SOFTWARE ENGINEER
  266    AP      MC    MARK RAYMOND GORDON                       PRINCIPAL CONSULTANT
  267    NA      NAS   MARK SMITH                                REGIONAL ACCT MGR
  268    AP      MC    MARK THOMAS TURKINGTON                    REGIONAL ACCOUNT MANAGER
  269    AP      MC    MARTIN WILLIAM CHAMBERS                   PRINCIPAL CONSULTANT
  270    NA      NAS   MATSON, JR. JAMES E.                      REGIONAL ACCOUNT MANAGER
  271    NA      PHD   MATTHEW CRONIN                            SOFTWARE ENGINEER
  272    AP      MCS   MATTHEW TAYLOR                            PRINCIPAL CONSULTANT
  273    NA      PRA   MAW, KRISTIN                              FINANCE
  274    NA      PRM   MAW, RICHARD W.                           DIRECTOR
  275    NA      PRD   MECHAM, DAVID R.                          ASSOCIATE DIRECTOR
  276    NA      PHD   MEENA GOPAKUMAR                           PRINCIPAL CONSULTANT MC
  277    IND           MEKALA SRINIVAS                           PROGRAMMER
  278    NA      PHA   MELODY VOSGIER                            ADMIN. ASSISTANT
  279    AP      MC    MICHAEL CARTLIDGE                         DIRECTOR - SOLUTIONS ASIA PACIFIC
  280    AP      MC    MICHAEL COLIN CAMPBELL                    CONTROLLER - ASIA PACIFIC
  281    AP      MC    MICHAEL JOHN WALLS                        PRINCIPAL CONSULTANT
  282    AP      APA   MICHELE RUTH WEST                         PRINCIPAL CONSULTANT
  283    NA      PHD   MIKE DUNN                                 ASSOCIATE SOFTWARE ENGINEER
  284    IND           MOHAN KANNAPA                             PROGRAMMER
  285    NA      AU    MORRELL, GREGORY D.                       MANAGER
  286    NA      PRD   MOSS, NICOLAS                             ASSOCIATE CONTENT ANALYST
  287    IND           MOTHUKURI SRIDHAR                         CONTENT ENTRY ANALYST
  288    IND           MOTUPALLI SRINIVAS RAO                    PROGRAMMER
  289    IND           MRUDULA MADDIPATI                         PROGRAMMER
  290    NA      PHD   MUBASHER AHMED                            SOFTWARE ENGINEER
  291    IND           MUDASSIR HUSSAIN MD                       PROGRAMMER
  292    NA      DEL   MUNISH ARORA                              ASSOCIATE SOFTWARE ENGINEER
  293    IND           MURALI KRISHNA ERRAMILLI                  PROGRAMMER
  294    NA      PHD   MURALI PALLIKONDA                         ASSOCIATE SOFTWARE ENGINEER
  295    NA      DEL   MURLI SUBRAMANI                           SOFTWARE ENGINEER
  296    AP      MC    MURRAY OSBORNE                            MANAGER
  297    IND           MUTHIAH PALANIAPPA                        PROGRAMMER

  298    IND           NAGA LANKA                                MIS
  299    IND           NAGA RAJU PARSA                           PROGRAMMER
  300    NA      SOL   NAGARAJA SRIVATSAN                        DIRECTOR
  301    IND           NAGARAJU M                                PROGRAMMER
  302    NA      DEL   NAGESHWAR RAO SANNIDHANAM                 SOFTWARE ENGINEER
  303    IND           NAGESWARA RAO PAIDI                       PROGRAMMER
  304    NA      PHD   NANCY CSERVAK                             PRINCIPAL CONSULTANT MC
  305    IND           NARASIMHA MURTHY UPADHYAYULA S R
  306    IND           NARASIMHAIAH NARAHARI                     PROGRAMMER
  307    NA      PHD   NARDESH KATOCH                            ASSOCIATE SOFTWARE ENGINEER
  308    IND           NARESH KUMAR G                            PROGRAMMER
  309    NA      NAS   NEAL BISCHEL                              REGIONAL ACCOUNT DIRECTOR
  310    IND           NEERAJ VADDADI                            BSA
  311    IND           NEERAJA A.                                PROGRAMMER
  312    AP      MC    NEIL NORMAN MCDOUGALL                     PRINCIPAL CONSULTANT
  313    AP      MC    NEVILLE MERCER                            PRINCIPAL CONSULTANT
  314    NA      PHD   NICHOLAS MORISSEAU                        PRINCIPAL CONSULTANT MC
  315    AP      MC    NICOLA CHARLOTTE YOUNG                    ASSISTANT OFFICE MANAGER
  316    NA      MKT   NICOLE ALTOBELLO                          MARKETING ASSISTANT
  317    AP      MC    NIGEL EDWARDS                             REGIONAL ACCOUNT MANAGER
  318    IND           NITIN KUMAR BHATIA                        TESTING ANALYST
  319    NA      PHD   NOOR HAQ                                  SOFTWARE ENGINEER
  320    IND           NUTHIKATTU SAILAJA                        PROGRAMMER
  321    NA      PHD   OSMON SUKHERA                             SOFTWARE ENGINEER
  322    IND           P.V.U.PAVAN KUMAR                         CONTENT ENTRY ANALYST
  323    IND           PAGUTHARIVU S                             PROGRAMMER
  324    NA      PRD   PAINTER, TIMOTHY D.                       PRINCIPAL SOFTWARE ENGINEER
  325    IND           PANKAJ HEMNANI                            PROGRAMMER
  326    NA      PHD   PARAG MATAPURKAR                          SOFTWARE ENGINEER
  327    IND           PARDHASARDHI V NEELISHETTY
  328    IND           PARDHASARDHI V NEELISHETTY                PROGRAMMER
  329    IND           PARUL GUPTA                               PROGRAMMER
  330    NA      NAS   PAT GARDNER                               ASSSOCIATE DIRECTOR
  331    NA      PHA   PATRICK KELLY                             SYSTEM ADMIN
  332    IND           PAWAN KUMAR RAMSASTRY                     PROGRAMMER
  333    AP      APA   PETER CHARLES BASHFORD                    MANAGER
  334    NA      NAS   PETER EVANS                               ASSSOCIATE DIRECTOR
  335    AP      APS   PETER JAMES HICKS                         REGIONAL ACCOUNT MANAGER
  336    AP      MC    PETER LINDSAY SMITH                       PRINCIPAL CONSULTANT
  337    IND           PRABHAKAR K.M.                            PROGRAMMER
  338    IND           PRABHAKAR KOMPELLA                        TEAM LEADER
  339    IND           PRADEEP RAMNATH IYER                      PROGRAMMER
  340    IND           PRADEEP SUDHAKAR JOSHI                    PROGRAMMER
  341    NA      PHD   PRASAD SAMAK                              SOFTWARE ENGINEER
  342    IND           PRASANN V.NADGIR                          TEAM LEADER
  343    IND           PRASANNA KARMARKAR                        PROGRAMMER
  344    NA      NJD   PRASHANT GUPTE                            SENIOR SOFTWARE ENGINEER
  345    NA      PHD   PRASHANTH CHAKRAPANI                      SOFTWARE ENGINEER
  346    IND           PRASHANTH MALLIKARJUN                     PROGRAMMER
  347    IND           PRAVAS RANJAN PATTNAYAK                   PROGRAMMER
  348    NA      PHD   PRAVEEN JHURANI                           ASSOCIATE SOFTWARE ENGINEER

  349    IND           PRAVEENA SRIDHARA                         CONTENT ENTRY ANALYST
  350    NA      AU    PREM VEDAMUTHU                            PRINCIPAL CONSULTANT
  351    IND           PULLAMRAJU HARISH                         TESTING ANALYST
  352    IND           R RAJASHREE PATHIPAKA                     CONTENT ENTRY ANALYST
  353    IND           R SUBHA                                   PROGRAMMER
  354    NA      PHD   RAGHU NEELAGIRI                           ASSOCIATE SOFTWARE ENGINEER
  355    NA            RAJ KONERU                                CEO
  356    IND           RAJAGOPALAN KASIRAMAN                     PROGRAMMER
  357    IND           RAJARATHINAM SINGARAVELU                  PROGRAMMER
  358    IND           RAJASHEKAR REDDY                          PROGRAMMER
  359    NA      PHD   RAJASHEKHAR MUKKAVILLI                    ASSOCIATE SOFTWARE ENGINEER
  360    IND           RAJENDRA PRASAD CHADALAVADA
  361    IND           RAJESH BABU SV                            PROGRAMMER
  362    NA      OPS   RAJESH IYER                               RECRUITING MANAGER
  363    IND           RAJESH K                                  TEAM LEADER
  364    IND           RAJESH YADALI                             PROGRAMMER
  365    NA      PHD   RAJMOHAN KARTHA                           ASSOCIATE SOFTWARE ENGINEER
  366    IND           RAMAA RAGHAVAN                            TESTING ANALYST
  367    IND           RAMACHANDRAN DITTAVI.J.                   TESTING ANALYST
  368    IND           RAMAKANTH P B S V                         PROGRAMMER
  369    IND           RAMAKRISHNAN                              PROGRAMMER
  370    IND           RAMANA MURTHY                             PROGRAMMER
  371    IND           RAMANUJ SINGH                             PROGRAMMER
  372    NA      PHD   RAMBABU GONUGUNTLA                        ASSOCIATE SOFTWARE ENGINEER
  373    IND           RAVI GOJE                                 TEAM LEADER
  374    IND           RAVI KIRAN G                              PROGRAMMER
  375    IND           RAVI SHANKAR LOLLA                        PROGRAMMER
  376    NA            RAVI SINGH                                CFO
  377    NA      PHD   RAVINDRA MAHAJAN                          SOFTWARE ENGINEER
  378    IND           RAVINDRA REDDY KATUKURI                   PROGRAMMER
  379    IND           RAVINDRAKUMAR RASAMSETTI                  TESTING ANALYST
  380    IND           RAVINDRANATH Y.V.                         PROGRAMMER
  381    NA            RICHARD BEVIS                             VP, MARKETING
  382    NA      SOL   RICHARD MCLAREN                           MANAGER
  383    NA      PHD   RICHARD REESE                             SOFTWARE ENGINEER
  384    AP      APS   RICHARD SHENTON RICE                      PRINCIPAL CONSULTANT
  385    AP      MC    RICHARD STEPHEN HATFIELD                  PRINCIPAL CONSULTANT
  386    NA      PHA   RICHARD VERDUGO                           SYSTEM ADMIN
  387    NA      PRD   RICHEY, RONALD H.                         PRINCIPAL CONSULTANT MC
  388    NA      PRD   RICHMOND, JOE                             INTERACTIVE DESIGNER
  389    AP      MC    ROBERT ARTHUR BARCLAY                     PRINCIPAL CONSULTANT
  390    AP      MC    ROBERT IAN LE GRICE                       PRINCIPAL CONSULTANT
  391    AP      MC    ROBERT OWEN BARNES                        PRINCIPAL CONSULTANT
  392    NA      NAS   ROGER COMORA                              REGIONAL ACCOUNT MANAGER
  393    NA      NJD   ROGER THOMPSON                            ASSOCIATE SOFTWARE ENGINEER
  394    IND           ROKALA TARKESH REDDY                      PROGRAMMER
  395    NA      OPS   RONY DANIEL                               RECRUITING MANAGER
  396    AP      MC    RUSSELL JOHN ROLLAND                      PRINCIPAL CONSULTANT
  397    NA      PRA   RYMER, RANDY L.                           PRINCIPAL SOFTWARE ENGINEER
  398    IND           S M KARTHIK                               PROGRAMMER
  399    IND           S PRAVEEN                                 PROGRAMMER

  400    IND           S RAJESH                                  PROGRAMMER
  401    IND           SAINATH P CHAWLA                          PROGRAMMER
  402    NA      PHD   SAIRAM VENKATARAMAN                       ASSOCIATE SOFTWARE ENGINEER
  403    IND           SAMUEL JOHNSON                            PROGRAMMER
  404    NA      DEL   SANDEEP GINDE                             SOFTWARE ENGINEER
  405    IND           SANGEETA KOUR                             TESTING ANALYST
  406    IND           SANJAY CHASWAL                            PROGRAMMER
  407    NA      PHD   SANJAY MADAAN                             SOFTWARE ENGINEER
  408    NA      PHD   SANJAY RAO                                SOFTWARE ENGINEER
  409    NA      DEL   SANJAY SINHA                              SOFTWARE ENGINEER
  410    NA      DEL   SANTOSH RAVINDRAN                         SOFTWARE ENGINEER
  411    NA      PHD   SAPTARSHI SEN                             SOFTWARE ENGINEER
  412    IND           SATHYANARAYANA REDDY  V                   PROGRAMMER
  413    IND           SATHYAPRASAD K                            PROGRAMMER
  414    NA      DEL   SATISH ADITIWAR                           SOFTWARE ENGINEER
  415    NA      NAS   SCOFFIELD, LANCE                          REGIONAL ACCOUNT MANAGER
  416    NA      AU    SCOTT CROMPTON                            DIRECTOR
  417    IND           SELVI ARULRAJ                             TESTING ANALYST
  418    NA      PHD   SENDHIL CHOKKALINGAM                      SOFTWARE ENGINEER
  419    NA      SOL   SENTHIL KUNCHITHAPATHAM                   ASSOCIATE DIRECTOR
  420    IND           SHAIK ALTAFF MOHIDDIN                     PROGRAMMER
  421    IND           SHAIK MAHAMMAD ABBAS ALI                  TESTING ANALYST
  422    AP      MC    SHARON ANN TAIT                           PRINCIPAL CONSULTANT
  423                  SHARON BARRIEN                            ACCOUNTING
  424    NA      DEL   SHARON GLASER                             PRINCIPAL CONSULTANT
  425    NA      PHM   SHASHI JASTHI                             DIRECTOR
  426    IND           SHASHIKANTH HANUMANTA RAO                 PROGRAMMER
  427    IND           SHIBU MATHEW                              PROGRAMMER
  428    IND           SHIRMILA  RANI THOTA                      PROGRAMMER
  429    NA      PHD   SHYAM CHALLAPALLI                         ASSOCIATE SOFTWARE ENGINEER
  430    NA      PHD   SIVA CHILUKURI                            SOFTWARE ENGINEER
  431    NA      PHD   SIVA PRASAD MARELLA                       ASSOCIATE SOFTWARE ENGINEER
  432    NA      PRD   SMITH, RANDALL K.                         PRINCIPAL CONSULTANT MC
  433    IND           SMITHA PURANIK                            PROGRAMMER
  434    IND           SOMAYAJULU KOLLI.S.S.S                    TESTING ANALYST
  435    IND           SONAL J. ASHTIKAR                         PROGRAMMER
  436    IND           SOWMYA KATRAGADDA                         PROGRAMMER
  437    NA      PRD   SPEARS, KRISTIN                           PRINCIPAL SOFTWARE ENGINEER
  438    IND           SREEJAY MULLAKANDY                        RECRUITING AND OPERATIONS MANAGER
  439    IND           SREEKANT GOTTIMUKKALA                     PROGRAMMER
  440    IND           SRI LAKSHMI DRONAMRAJU                    PROGRAMMER
  441    IND           SRIDHAR REDDY                             PROGRAMMER
  442    NA      DC    SRIDHAR REDDY                             SOFTWARE ENGINEER
  443    IND           SRIDHAR VAMARAJU                          PROGRAMMER
  444    NA      PHD   SRIKANTH KATAKAM                          SOFTWARE ENGINEER
  445    IND           SRIKANTH MURTHY                           PROGRAMMER
  446    IND           SRIKANTH S KONERU                         CONTENT ENTRY ANALYST
  447    IND           SRINATH VAMARAJU                          CONTENT ENTRY ANALYST
  448    NA      PHD   SRINIVAS AKKINENI                         ASSOCIATE SOFTWARE ENGINEER
  449    IND           SRINIVAS GULLIPALLI                       PROGRAMMER
  450    IND           SRINIVAS KUMAR MUKKAMALA                  PROGRAMMER

  451    NA      PHD   SRINIVAS NANDAMURI                        SOFTWARE ENGINEER
  452    IND           SRINIVAS PEDIREDLA                        PROGRAMMER
  453    IND           SRINIVAS RAO GANTI                        PROGRAMMER
  454    IND           SRINIVAS TATAVARTHY                       TEAM LEADER
  455    IND           SRINIVAS VEERAMACHANENI S                 CONTENT ENTRY ANALYST
  456    NA      PHD   SRINIVASAN RAJAMANICKAM                   SOFTWARE ENGINEER
  457    IND           SRIRAM MUTHUGI                            PROGRAMMER
  458    IND           SRIRAM S CHARI                            TESTING ANALYST
  459    IND           SRIRAM SWAMINATHAN                        PROGRAMMER
  460    IND           SRIRANJANI VARADARAJAN Z                  PROGRAMMER
  461    NA      PHD   STEFANIE SICARD                           ASSOCIATE SOFTWARE ENGINEER
  462    NA      SOL   STEVEN HAGLER                             DIRECTOR
  463    AP      APA   STEVEN HEATH                              SOLUTION PRACTICE MANAGER
  464    NA      PRD   STOCKETT, Z. TED                          PRINCIPAL SOFTWARE ENGINEER
  465    NA      PRD   STRINGHAM, MARK D.                        ASSOCIATE CONTENT ANALYST
  466    IND           SUBBA RAO A.S.V                           TEAM LEADER
  467    IND           SUBBU UPPULURI                            PROJECT MANAGER
  468    NA      PHD   SUBHAJIT BHATTACHERJEE                    SOFTWARE ENGINEER
  469    NA      PHD   SUDHEER MAHANKALI                         ASSOCIATE SOFTWARE ENGINEER
  470    IND           SUMAN SRINIVAS POTHULA                    PROGRAMMER
  471    IND           SUMATHI ATHULURI                          PROGRAMMER
  472    NA      PHD   SUMIT SOOD                                SOFTWARE ENGINEER
  473    NA      PRD   SUMNER, RICHARD E.                        PRINCIPAL CONSULTANT MC
  474    IND           SUNDAR RAJAN S                            TESTING ANALYST
  475    NA      PHD   SUNIL FERNANDES                           PROGRAMMER
  476    IND           SUNITA CHARY                              RECRUITER
  477    IND           SURAJ PRABHU                              PROGRAMMER
  478    IND           SURENDER RAO KATIKINENI                   PROGRAMMER
  479    IND           SUSHANTO MUKHERJEE                        TEAM LEADER
  480    IND           SUSHEEL NAIR                              PROGRAMMER
  481    NA      PRD   SWENSON, DAWNA S.                         PRINCIPAL CONSULTANT MC
  482    IND           SYED AMANULLAH KHAN                       TEAM LEADER
  483    AP      MC    TADEUSZ JOZEF GAWOR                       MANAGER
  484    NA            TARUN CHANDRA                             VP, CORP STRATEGY
  485    NA      NAS   TERI GALLO                                ASSSOCIATE DIRECTOR
  486    AP      MC    TERRY ADAMS                               REGIONAL ACCOUNT MANAGER
  487    NA      AU    TERRY BRADSHAW                            PRINCIPAL CONSULTANT
  488    NA      AU    TERRY, STEPHANIE A.                       PRINCIPAL CONSULTANT
  489    AP      MC    THOMAS MICHAEL HUNTER                     PRINCIPAL CONSULTANT
  490    AP      MC    THOMAS WARD BRADSHAW                      OPERATIONS MANAGER
  491    NA      PRD   THOMAS, JENNIFER                          MANAGER
  492    NA      FCD   TIM LUPTON                                SOFTWARE ENGINEER
  493    NA      DEL   TIRUMALESH KOWDLAY                        SOFTWARE ENGINEER
  494    NA            TOM BERNETICH                             SVP, NORTH AMERICA SALES
  495    NA      AU    TROY MCLEAN                               MANAGER
  496    IND           TUMMALA SURESH                            PROGRAMMER
  497    NA      PHD   UDAY POTHAKAMURY                          ASSOCIATE SOFTWARE ENGINEER
  498    NA      DEL   UDIPI CHARYA                              SOFTWARE ENGINEER
  499    IND           UGRAPPA VINAY.K.                          PROGRAMMER
  500    IND     INDA  UNNAMED                                   CONTROLLER
  501    IND     INDA  UNNAMED                                   DIRECTOR - HR

  502    IND           UPADYAULA RAGHU                           PROGRAMMER
  503    IND           UPPALA SRIKANTH                           TESTING ANALYST
  504    AP      APS   UTAM SINGH PANNU                          PRINCIPAL CONSULTANT
  505    IND           V MAHESH YADAV                            PROGRAMMER
  506    IND           V S PAVAN KUMAR                           PROGRAMMER
  507    IND           VAMSEE KRISHNA KARUMUDI                   CONTENT ENTRY ANALYST
  508    NA      PRD   VARKALA, VENKAT                           SOFTWARE ENGINEER
  509    IND           VARUN KUMAR                               BSA
  510    NA      DC    VENKATESH KUMAR KIRUPAKARAN               ASSOCIATE SOFTWARE ENGINEER
  511    NA      PHD   VENKATESH RAO                             SOFTWARE ENGINEER
  512    IND           VENKATESH SADAGOPAN                       BSA
  513    NA      PHD   VENKATESH SRINIVAS RAO                    SOFTWARE ENGINEER
  514    NA      PHD   VENKATESH THIRUMALISAMY                   SOFTWARE ENGINEER
  515    IND           VENKATESHWARA RAO                         PROGRAMMER
  516    NA      NAS   VENU RAGHAVAN                             ACCOUNT MANAGER
  517                  VERONICA SOTO                             ADMIN TO FINANCE
  518    AP      MC    VICTOR IAN WARDROP                        PRINCIPAL CONSULTANT
  519    NA      NAS   VICTORIA HEDRICK                          ACCOUNT MANAGER
  520    IND           VIDHYA M R                                PROGRAMMER
  521    NA      OPS   VIDYA SHAKER                              RECRUITING MANAGER
  522    NA      PHA   VIJAY PULSANI                             SYSTEM ADMIN
  523    IND           VIJAYA KUMAR RAO                          PROGRAMMER
  524    IND           VIJAYA SARATHI TVR                        PROGRAMMER
  525    IND          VIJAYABHASKAR Reddy Talugula
  526    IND           VIKRANTH PATHAK                           PROGRAMMER
  527    NA      PHD   VINAY BHAT                                SOFTWARE ENGINEER
  528    NA      DEL   VINAYAK PADAKI                            SOFTWARE ENGINEER
  529    IND           VINEESH DEGAPUDI                          PROGRAMMER
  530    NA      DEL   VINOD MANDHANA                            SOFTWARE ENGINEER
  531    IND           VISWESHWAR RAO M                          PROGRAMMER
  532    AP      MC    WARREN TOPP                               PRINCIPAL CONSULTANT
  533    AP      OPS   WILLEM ABRAHAM GEERTS                     PRINCIPAL CONSULTANT
  534    AP      MC    WILLIAM JOHNSON                           DIRECTOR - PHILLIPINES
  535    NA      PRD   WIMMER, JASON                             CONTENT ANALYST
  536    NA      PRD   WING, BRENT                               PRINCIPAL CONSULTANT MC
  537    NA      PRA   WUEHLER, MICHAEL T.                       IS
  538    IND           YERUKALA CHANDRA                          PROGRAMMER
  539    NA      PHD   YOGENDRA YADAV                            SOFTWARE ENGINEER
  540    NA      DEL   YUVRAJ JOSHI                              SOFTWARE ENGINEER
  541    IND           ZEENAT VASTAD                             PROGRAMMER
  542    NA      PRD   ZIMMERMAN, JOEL                           PRINCIPAL CONSULTANT MC
  543    NA      FCA   ZINA ALBANO                               ADMIN. ASSISTANT

                                     EXHIBIT A


                                ANCILLARY AGREEMENTS


      The term "ANCILLARY AGREEMENTS" includes the following agreements:

                  (i)   Services Agreement;

                  (ii)  Tax Sharing Agreement;

                  (iii) Space Sharing Agreement;

                  (iv)  Distribution Agreement; and

                  (v)   Promissory Note.

                                    EXHIBIT B


                                 SERANOVA ASSETS


      The term "SERANOVA ASSETS" includes:


- Assets Related to the Conduct of the SeraNova Business in the United States by Intelligroup, Inc. (attached hereto):

-     All of the equity interests of Intelligroup in the following companies:


      1.    NetPub;

      2.    Azimuth and each of its subsidiaries; and

      3. Intelligroup India Private Limited and each of its subsidiaries.

                                 SERANOVA ASSETS
                             AS OF DECEMBER 31, 1999
                                 (in thousands)

                   ASSETS                    VALUE  RECIPIENT  CONTRIBUTING
                                                                  ENTITY
                                                     SERANOVA  INTELLIGROUP
   Current Assets:
       Cash                                 $   --
       Accounts receivable, net of
           allowance for doubtful
           accounts of $225                  3,289
       Unbilled services                     2,872
       Other current assets                    185
                                            ------
   Total Current Assets                      6,346
   Property and equipment, net               1,072
   Intangible assets, net                       --
   Other assets                                 --

   Total Assets                             $7,418
                                            ======

                   ASSETS                    VALUE  RECIPIENT   CONTRIBUTING
                                                                  ENTITY
                                                    NETWORK       NETWORK (1)
                                                    PUBLISHING   PUBLISHING
   Current Assets:
       Cash                                 $  380
       Accounts receivable, net of
           allowance for doubtful
           accounts of $128                  2,164
       Unbilled services                        --
       Other current assets                     49
                                            ------
   Total Current Assets                      2,593
   Property and equipment, net                 529
   Intangible assets, net                    3,492
   Other assets                                 --

   Total Assets                             $6,614
                                            ======

(1)Intelligroup will contribute 100% of outstanding
   Common Stock of Network Publishing.

                   ASSETS                    VALUE  RECIPIENT  CONTRIBUTING
                                                                  ENTITY
                                                     AZIMUTH    AZIMUTH  (2)
   Current Assets:
       Cash                                 $  219
       Accounts receivable, net of
           allowance for doubtful
           accounts of $0                    2,003
       Unbilled services                       808
       Other current assets                    117
                                            ------
   Total Current Assets                      3,147
                                            ------
   Property and equipment, net                 253
   Intangible assets, net
   Other assets                                  9

   Total Assets                             $3,409
                                            ======


(2)Intelligroup, Inc will contribute 100% of outstanding Common Stock of Azimuth.

        ASSETS                              VALUE      RECIPIENT     CONTRIBUTING
                                                                        ENTITY
                                                         INDIA       INTELLIGROUP
Current Assets:
    Cash                                    $   12
    Accounts
  receivable, net of
  allowance for
  doubtful accounts of $0
    Unbilled services
    Other current assets                       379
                                            ------
Total Current Assets                           391


Property and equipment, net
intangible assets, net other assets          1,009
                                            ------
Total Assets                                $1,400
                                            ======


        ASSETS                             VALUE      RECIPIENT     CONTRIBUTING
                                                                       ENTITY
                                                         UK         INTELLIGROUP
Current Assets:
    Cash
    Accounts
  receivable, net of allowance for
  doubtful accounts of $0
    Unbilled services
    Other current assets                        39
                                            ------

Total Current Assets                            39



Property and equipment, net intangible
assets, net other assets
                                            ------
Total Assets                                $   39
                                            ======

           COMPUTERS
 DATE                                 DESCRIPTION                              PRICE
 4/8/98    Scanner for Sastry & Zip Drive for Rajan Nair                        287.45
4/30/98    Laptop for Bharat Raju
                                                                              3,133.00
 8/5/98    Desktops for ISS Projects                                         10,432.20
8/28/98    Desktops for Phoenix                                              22,174.44
8/28/98    Server for Phoenix                                                16,443.32
 9/2/98    Laptop Accessories for Phoenix                                     2,244.29
 9/2/98    Laptops, Memory, SW, Server, Licenses, Catalyst, Media Pack for    6,751.15
           Phoenix
9/14/98    Laptops for Phoenix                                               15,982.72
9/17/98    Desktops for Phoenix                                              22,865.37
10/19/98   Desktops for Phoenix                                              31,649.23
10/29/98   PostOffice Upgrade and Maintenance for Phoenix                     2,295.00
11/11/98   Desktops for Phoenix                                              40,716.09
1/15/99    Desktops for Phoenix                                              22,207.81
1/19/99    Printer for Phoenix                                                1,573.70
1/25/99    Laptop Accessories for Sastry                                        557.84
3/10/99    Adtran CSU/DSU for Phoenix                                           671.00
3/11/99    Swiftsite Hardware Equipment for Phoenix
                                                                              9,876.20
3/31/99    Server for Dharma                                                 18,991.87

4/15/99    Laptops for Phoenix                                                9,052.53

4/26/99    Desktop for Phoenix                                                6,409.90

5/18/99    Laptops for Phoenix                                               29,441.87
5/24/99    Laptop for Scott Crompton                                          4,064.95
 6/2/99    Laptop for Roger Comora                                            3,162.54
 6/9/99    Token Ring Cards for Phoenix                                         964.24
6/10/99    Laptop for Arvind Ramachandran                                     3,841.21
6/11/99    Memory for Phoenix                                                 1,227.56
6/15/99    PC Cards for Phoenix                                                 616.06
6/21/99    Laptops for Phoenix                                               19,806.00
 7/8/99    Desktops for Phoenix                                              20,260.90
 7/8/99    Hub, Printer, Mice, Cartridges for Phoenix                         1,626.15
7/12/99    Desktops for Phoenix                                              20,260.90
7/13/99    Hub for Phoenix                                                      914.06
7/29/99    Desktop for Security System in Phoenix                               563.99
7/29/99    Hard Drives for Phoenix                                              965.20
7/30/99    Turbo and Lan Cards for Phoenix                                      868.73
7/31/99    Laptop Purchase for ATD                                            3,572.00
 8/4/99    Ethernet Cards for Phoenix                                           186.99
8/10/99    Laptop for Scott Crompton                                          3,762.22
8/13/99    Desktops for Phoenix                                               9,599.00
8/13/99    3Com Hub for Phoenix                                                 955.39
8/16/99    CD Recorder for Arvind Ramamchandran                                 426.00
8/21/99    Memory for Laptops for ISS Consultants (3)                           421.58
8/31/99    Laptop Purchase for ATD                                            2,156.00
8/31/99    Ethernet Card for ATD                                                616.20
 9/8/99    Desktops for Phoenix Office                                        8,557.22
9/13/99    Desktops for Phoenix Office                                       17,114.42
9/16/99    Printer for Phoenix Office                                         1,468.41
9/22/99    Laptops for Phoenix Office                                        21,960.15
9/23/99    Laptop for Chakib Jaber                                            4,076.75
9/24/99    Memory for Phoenix Office                                          1,800.99
9/24/99    Token Ring Cards for Phoenix Office                                  230.00
9/24/99    Docking Station for Chakib Jaber                                     144.41
9/28/99    Server for ISS                                                     5,039.01
9/29/99    Hub/PCI Cards for Phoenix Office                                   2,809.20
9/30/99    Port Switches/Mouse/Transceiver for Phoenix                        3,503.30
                                    TOTAL COMPUTERS                          441,298.71



                      FURNITURE INVENTORY

                                        QUANTITY      PURCHASE
                                         COUNT         TOTAL
Executive Desks*                              6           35,880
Manager Desks*                               19           79,610
Workstation/Desks**                          49          131,320
Conference                                    3           21,750
Tables***
Sofa                                          1              894
Armchair                                      1              894
Total  Edison                                            270,347


                                        QUANTITY      PURCHASE
                                         COUNT         TOTAL
 Managers Office                              4           15,860
 Support Workstations                        59          146,910
 Conference/Training Area                     1            3,200
 Conference Rooms                             3            4,800
 Additional Furniture                         1           16,480
 Total Phoenix                                           187,250

    TOTAL FURNITURE & FIXTURES                           457,597

                        TRANSFERRED INTELLECTUAL PROPERTY

1. All processes and methodologies related to SeraNova's Time-to-Market approach.

2. All documents relating to SPEC Solution Frameworks, including I-Discover, I-Supplier, I-Partner, I-Employee and I-Customer.

3. All documents outlining application development standards: (a) Java Coding Standard; (b) Visual Basic Standard; (c) GUI Standard; and (d) PowerBuilder Standard.

                                    EXHIBIT C

                         SERANOVA COMBINED BALANCE SHEET
                                 (in thousands)

                                                          FOR THE
                                                         NINE-MONTH
                                          FOR THE          PERIOD
                                        YEAR ENDED         ENDED
                                       DECEMBER 31,      DECEMBER 31,     FOR THE YEARS ENDED MARCH 31,

                                           1999              1998             1998             1997
                                         --------          -------          -------          -------
   ASSETS
Current Assets:
    Cash                                 $    611          $   677          $   368          $   635
Accounts receivable, net of
allowance for doubtful
accounts of $353, $200,
$207, $127, $0, respectively                7,456            3,096            2,169            1,230

    Unbilled services                       3,680              900              252                4
    Other current assets                      769              286              112               41
                                         --------          -------          -------          -------

Total Current Assets                       12,516            4,959            2,901            1,910


Property and equipment, net                 2,863              816              315              492
Intangible assets, net                      3,492               --               --               --
Other assets                                    9               --               --               --
                                         --------          -------          -------          -------

Total Assets                             $ 18,880          $ 5,775          $ 3,216          $ 2,402
                                         ========          =======          =======          =======


 LIABILITIES AND
SHAREHOLDERS' EQUITY
Current Liabilities:
    Current portion of long-term
        debt                             $    120          $    --          $    --          $    --
    Notes payable to Parent                 8,397            1,541              816               --
    Accounts payable                          872              526              276              137
    Accrued payroll and
        related Costs                       1,551            1,039              965              997
    Accrued expenses and other
        liabilities 2,352                   2,352            2,277              699              211
                                         --------          -------          -------          -------
Total Current Liabilities                  13,292            5,383            2,756            1,345

Long-Term Debt, net of
current portion                               618               --              219              521
                                         --------          -------          -------          -------
Total Liabilities                          13,910            5,383            2,975            1,866

Shareholders' Equity:

Preferred stock $.01 par value,
   5,000,000 shares authorized,
   none issued or outstanding                  --               --               --               --
Common stock, $.01 par value,
   40,000,000 shares authorized,
   1,000 shares issued and
   outstanding as of
   December 31, 1999                           --               --               --               --
   Parent  company investment               7,250            1,353              727              701
   Currency Translation
     Adjustment                               (34)              24              (53)              15

Accumulated deficit                        (2,246)            (985)            (433)            (180)
                                         --------          -------          -------          -------

Total Shareholders' Equity                  4,970              392              241              536
                                         --------          -------          -------          -------
Total Liabilities and
Shareholder's Equity                     $ 18,880          $ 5,775          $ 3,216          $ 2,402
                                         ========          =======          =======          =======

                                    EXHIBIT D


                               SERANOVA CONTRACTS

                               SERANOVA CONTRACTS

CUSTOMER NAME                                             DATE
-------------                                             ----
Accident Compensation Corp                               9/6/99
Agilent Inc.                                            12/6/99
Air New Zealand Limited                                 6/29/98
Altiris                                                  2/5/99
American Express                                        3/22/98
Armstrong Inc.                                          9/15/99
Asian Terminals Inc                                    11/22/99
Aspect Telecommunications                               5/23/99
Auckland City                                          10/12/99
Audi                                                     1/1/99
Berli Jucker Public Company Ltd                        12/19/99
Big Planet                                               3/9/99
Canterbury Meat Packers Ltd                            10/12/99
Cedenco Australia Limited                               8/25/99
Cerebos Gregg's Limited                                 8/25/99
College Enterprises, Inc.                               9/15/99
Deloitte Touche Tomatsu                                 12/7/99
Department of Defence                                    8/5/99
Department of Labour                                    9/30/99
Department of Lands                                    11/18/99
Dominion Salt Limited                                   8/25/99
EMI Music Publishing                                     1/4/99
Fragomen, Del Rey & Bernsen                              1/7/99
Genesis Power                                            4/6/99
Globe Telecoms                                          12/7/99
Heinz Wattie's Australasia                              8/26/99
Hewlett Packard                                          2/4/99
IAccess.com                                             3/22/99
IBM, Cable&Wireless A/c                                10/18/99
IHomeroom.com Corporation                               9/17/99
Inland Revenue                                          8/30/99
Intermountain Health Care                               9/14/99
J.R. Simplot Company                                     6/9/99
Liquidprice Inc.                                        8/13/99
LWR Industries Limited                                  9/11/99
McKesson Corporation                                     1/1/99
Medical Assurance Society                              11/15/99
Merrill, Scott and Associate                             2/3/99
Mighty River Power                                      9/20/99
Net Seed Development                                    5/11/99
New Zealand Dairy Board                                10/12/99
New Zealand Police                                      11/8/99
North Shore City Council                                 9/8/99
Novell Electronic Marketing                             6/28/99
Novell, Inc.                                             2/9/99
Ohgolly.com                                             9/16/99
Palmerston North CC                                     4/20/99
Penreco                                                  3/8/99
Philippine National Oil                                 12/3/99
Philippines Long Distance                               1/15/98
Phillip Morris Philippines                             12/10/99
Powerco                                                10/21/99
PricewaterhouseCoopers                                  7/16/99
Rio Bravo Entertainment                                  2/5/99
Royal Canadian Government                               9/28/99
Santa Cruz Operations                                    3/1/99
Sento Corporation                                       7/15/99
Simplot                                                  4/1/99
Tacit Group                                            11/15/99
Telecom New Zealand Limited                             10/4/99
Telecom New Zealand Ltd                                10/11/99
Telephone Authority of Thailand                        12/15/99
Television New Zealand                                   8/2/99
The Forums Group                                        1/29/99
The Slaymaker Group, Inc.                               6/17/99
The University of Auckland                             10/18/99
TransAlta New Zealand Ltd                               4/15/98
US Cellular Corporation                                 10/6/99
Utah.com                                                 1/6/99
Vignette Corporation                                    9/29/99
Vilas Development Corporation                          10/20/99
Volkswagen of America                                    1/1/99
WebMethods, Inc.                                        9/16/99
Work and Income NZ                                     11/12/99
Zuellig Pharma                                          7/30/99
Zuellig Pharma Corporation                              12/6/98

                                    EXHIBIT E


                              SERANOVA LIABILITIES


         The term "SERANOVA LIABILITIES" includes:


Liabilities assumed from Intelligroup, Inc. with respect to the conduct of SeraNova Business in the United States (attached hereto):

                              SERANOVA LIABILITIES


                       LIABILITIES                       VALUE            RECIPIENT          CONTRIBUTING ENTITY
                                                                          SeraNova               Intelligroup
     Current Liabilities:
         Current portion of long-term debt             $ --
         Notes payable to Parent
                                                        6,880
         Accounts payable                                --
                                                       ------
         Accrued payroll and related costs
                                                          836
         Accrued expenses and other liabilities
                                                          682
                                                       ------
     Total Current Liabilities
                                                        8,398

     Long-Term Debt, net of current portion                --
                                                       ------

     Total Liabilities                                 $8,398
                                                       ======

                       LIABILITIES                       VALUE            RECIPIENT            CONTRIBUTING ENTITY
                                                                     Network Publishing       Network Publishing (1)
Current Liabilities:
    Current portion of long-term debt                  $  120
    Notes payable to Parent
                                                           45
    Accounts payable
                                                           53
    Accrued payroll and related costs
                                                          206
    Accrued expenses and other liabilities
                                                          591
                                                       ------
Total Current Liabilities
                                                        1,015

Long-Term Debt, net of current portion
                                                          618
                                                       ------
Total Liabilities                                      $1,633
                                                       ======

(1) Intelligroup will contribute 100% of outstanding Common Stock of Network Publishing.

                       LIABILITIES                     VALUE              RECIPIENT          CONTRIBUTING ENTITY
                                                                           Azimuth                 Azimuth (2)
Current Liabilities:
    Current portion of long-term debt                 $ --
    Notes payable to Parent
                                                       1,389
    Accounts payable
                                                         573
    Accrued payroll and related costs
                                                         505
    Accrued expenses and other liabilities
                                                       1,079
                                                      ------
Total Current Liabilities
                                                       3,546

Long-Term Debt, net of current portion                  --

Total Liabilities                                     $3,546
                                                      ======


(2)      Intelligroup, Inc will contribute 100% of outstanding Common Stock of
         Azimuth.


              LIABILITIES                   VALUE        RECIPIENT        CONTRIBUTING
                                                                             ENTITY
                                                           INDIA          INTELLIGROUP
Current Liabilities:
    Current portion of long-term debt
    Notes payable to Parent
    Accounts payable                           195
                                              ----
    Accrued payroll and related costs
    Accrued expenses and other
liabilities

Total Current Liabilities
                                               195

    Long-Term Debt, net of current
   portion                                     --

Total Liabilities                             $195
                                              ====


              LIABILITIES                   VALUE        RECIPIENT        CONTRIBUTING ENTITY
                                                             UK                INTELLIGROUP
Current Liabilities:
    Current portion of long-term debt
    Notes payable to Parent                  83
    Accounts payable                         51
    Accrued payroll and related costs         4
    Accrued expenses and other
liabilities                                 --
                                           ----
Total Current Liabilities
                                            138


    Long-Term Debt, net of current
   portion                                  --
                                           ----

Total Liabilities                          $138
                                           ====

                                    EXHIBIT F

                                 PERMITTED LIENS


- Liens granted to PNC Bank N.A. pursuant to that certain Revolving Credit Loan Agreement dated January 29, 1999 and the First Amendment to Revolving Credit Loan Agreement dated January 26, 2000.

                                    EXHIBIT G

                         LICENSED INTELLECTUAL PROPERTY


1.       All processes and tools related to 4 Sight Methodology.

2. All documents outlining the software selection process including, Business Process Templates, Flow Process Diagrams and Organizational Chart Templates.

                                    EXHIBIT H

                                INTERCOMPANY DEBT

                                INTERCOMPANY DEBT

         SeraNova has a loan payable to Intelligroup as of December 31, 1999, in the amount of $8,397,000. Additional amounts may become payable to Intelligroup stemming from income taxes and/or cash flow requirements for the periods subsequent to December 31, 1999 and prior to proposed spin-off. A note bearing an interest rate equal to the current prime rate will be negotiated prior to the proposed spin-off.